UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒Preliminary Proxy Statement

☐Confidential, for Use of the commission Only (as permitted by Rule 14a-6 (e) (2))

☐Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material Pursuant to Section 240.14a-11 (c) or Section 240.14a-12

PEAK RESORTS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 24, 2016

Dear Peak Resorts Stockholders:

We are pleased to invite you to attend the 2016 Annual Meeting of Stockholders of Peak Resorts, Inc. to be held on Monday, October 24, 2016, at 10:00 a.m., Central time at our Hidden Valley Ski Resort, located at 17409 Hidden Valley Drive, Wildwood, MO 63025  (the “Annual Meeting”).  At the Annual Meeting, we will ask you to consider the following proposals:

1.

To elect Timothy D. Boyd, Stephen J. Mueller, Richard K. Deutsch, Stanley W. Hansen, Carl E. Kraus, Christopher S. O’Connor and David W. Braswell to serve as the Company’s directors until the 2017 Annual Meeting of Stockholders, or until their successors are duly elected and qualified;

2.	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2017;
3.	To approve an amendment to our Amended and Restated Articles of Incorporation to effect an increase in the number of our authorized shares of common stock, par value $0.01 per share, to 40,000,000;
4.

To approve an amendment to our Amended and Restated Articles of Incorporation to authorize 40,000 shares of “blank check” preferred stock, par value $0.01 per share, to be designated in such series or class as the Board of Directors shall determine, including certain conforming amendments;

5.

To approve, in accordance with Nasdaq Rule 5635, the issuance of shares of Series A Preferred (as defined herein), Warrants (as defined herein) and shares of common stock upon the conversion of the Series A Preferred and the exercise of the Warrants pursuant to the Investor Private Placement (as defined herein);

6.	To approve any motion properly brought before the Annual Meeting to adjourn the Annual Meeting, if necessary, to solicit additional votes in favor of Proposals 3, 4 and/or 5; and
7.	To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

Our Board of Directors recommends a vote FOR Proposals 1 through 6. Stockholders of record as of the close of business on September 9, 2016 may vote at the Annual Meeting or any postponements or adjournments of the Annual Meeting.

This Notice of Annual Meeting and the accompanying Proxy Statement and form of proxy are being made available to all stockholders entitled to vote at the Annual Meeting on or about September __, 2016.

Your vote is important.  Whether or not you plan to attend the Annual Meeting in person, we urge you to submit your vote via the Internet, telephone or mail.

We appreciate your continued support of Peak Resorts and look forward to either greeting you in person at the Annual Meeting or receiving your proxy.

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By Order of the Board of Directors,

Stephen J. Mueller
Vice President,
Chief Financial Officer and
Corporate Secretary

Wildwood, Missouri
September __,  2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 24, 2016. THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:
http://ir.peakresorts.com

PROXY STATEMENT
______________________

2016 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Monday,  October 24, 2016
______________________

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TABLE OF CONTENTS

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION	1
GENERAL INFORMATION	2
PROPOSAL 1. ELECTION OF DIRECTORS	9
CORPORATE GOVERNANCE	10
DIRECTOR COMPENSATION	14
PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNING FIRM	16
REPORT OF THE AUDIT COMMITTEE	18
BACKGROUND TO PROPOSALS 3, 4 and 5	19
PROPOSAL 3. THE INCREASE IN THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK	25
PROPOSAL 4. THE CREATION OF BLANK CHECK PREFERRED STOCKAND CONFORMING AMENDMENTS	28
PROPOSAL 5. APPROVAL, IN ACCORDANCE WITH NASDAQ RULE 5635, OF THE ISSUANCE OF THE SERIES A PREFERRED, WARRANTS AND SHARES OF COMMON STOCK UPON THE CONVERSION OF THE SERIES A PREFERRED AND THE EXERCISE OF THE WARRANTS PURSUANT TO THE INVESTOR PRIVATE PLACEMENT	31
PROPOSAL 6. THE ADJOURNMENT	41
MANAGEMENT	42
EXECUTIVE COMPENSATION	42
PRINCIPAL STOCKHOLDERS	47
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	48
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	48
WHERE YOU CAN FIND MORE INFORMATION	48
DOCUMENTS INCORPORATED BY REFERENCE	48
OTHER MATTERS	50

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STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may relate to our future financial position, economic performance, results of operations, business strategy, budgets, projected costs, plans and objectives of management for future and other matters. Statements in this document that are not historical facts are identified as forward-looking statements for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

These forward-looking statements generally can be identified by the use of forward-looking terminology, such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “continue” or similar terminology, although not all forward-looking statements contain these words. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control.  Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although we believe that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, we also disclaim any obligation to update our view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this proxy statement.  Important factors that could cause actual results to differ materially from our expectations include those set forth in this proxy statement and those discussed from time to time in our reports filed with the Securities and Exchange Commission (the “SEC”), including our annual report on Form 10-K for the year ended April 30, 2016, as may be updated from time to time in our reports filed with the SEC. You should read and consider carefully the information about these and other risks set forth under the caption “Risk Factors” in such filings.

In addition to other factors and matters contained or incorporated in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Securities Purchase Agreement (as defined herein);
•	the failure or inability to complete the Investor Private Placement (as defined herein) due to the failure to satisfy any conditions to closing of the Investor Private Placement or otherwise;
•	business uncertainty and contractual restrictions during the pendency of the Investor Private Placement;
•	the amount of the costs, fees, expenses and charges related to the Investor Private Placement, including any fees and expenses due upon the termination of the Securities Purchase Agreement;
•	diversion of management’s attention from ongoing business concerns;
•	the effect of the announcement of the Investor Private Placement on our business and customer relationships, operating results and business generally, including our ability to retain key employees;
•	risks that the proposed Investor Private Placement disrupts current plans and operations; and
•	the possible adverse effect on our business and the price of our common stock if the Investor Private Placement is not completed in a timely fashion or at all.

 As used in this proxy statement, the terms “we,” “us, “our,” “Peak” and the “Company” refer to Peak Resorts, Inc. and our subsidiaries, unless the context indicates otherwise.

PEAK RESORTS, INC.
17409 Hidden Valley Dr.
Wildwood, Missouri 63025

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON Monday, October 24, 2016

GENERAL INFORMATION

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2016 Annual Meeting of Stockholders of Peak Resorts, Inc., a Missouri corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Monday, October 24, 2016 at 10:00 a.m., Central time at our Hidden Valley Ski Resort, located at 17409 Hidden Valley Drive, Wildwood, MO 63025. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our annual report (the “Annual Report”) is first being mailed on or about September __,   2016 to all stockholders entitled to vote at the Annual Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement.

Q:Which items will be voted on at the Annual Meeting?

A:Stockholders will vote on the following items at the Annual Meeting:

1.

To elect Timothy D. Boyd, Stephen J. Mueller, Richard K. Deutsch, Stanley W. Hansen, Carl E. Kraus, Christopher S. O’Connor and David W. Braswell to serve as the Company’s directors until the 2017 Annual Meeting of Stockholders, or until their successors are duly elected and qualified;

2.	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2017;
3.	To approve an amendment to our Amended and Restated Articles of Incorporation to effect an increase in the number of our authorized shares of common stock, par value $0.01 per share, to 40,000,000;
4.

To approve an amendment to our Amended and Restated Articles of Incorporation to authorize 40,000 shares of “blank check” preferred stock, par value $0.01 per share, to be designated in such series or class as the Board of Directors shall determine, including certain conforming amendments;

5.

To approve, in accordance with Nasdaq Rule 5635, the issuance of shares of Series A Preferred, Warrants and shares of common stock upon the conversion of the Series A Preferred and the exercise of the Warrants pursuant to the Investor Private Placement;

6.	To approve any motion properly brought before the Annual Meeting to adjourn the Annual Meeting, if necessary, to solicit additional votes in favor of Proposals 3, 4 and/or 5; and
7.	To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q:How does the Board of Directors recommend I vote on these proposals?

A:The Board of Directors recommends a vote:

1.

FOR the election of Timothy D. Boyd, Stephen J. Mueller, Richard K. Deutsch, Stanley W. Hansen, Carl E. Kraus, Christopher S. O’Connor and David W. Braswell to serve as the Company’s directors until the 2017 Annual Meeting of Stockholders, or until their successors are duly elected and qualified;

2.	FOR the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2017;
3.

FOR the approval of the amendment to our Amended and Restated Articles of Incorporation to effect an increase in the number of our authorized shares of common stock, par value $0.01 per share, to 40,000,000;

4.

FOR the approval of the amendment to our Amended and Restated Articles of Incorporation to authorize 40,000 shares of “blank check” preferred stock, par value $0.01 per share, to be designated in such series or class as the Board of Directors shall determine, including certain conforming amendments;

5.

FOR the approval, in accordance with Nasdaq Rule 5635, of  the issuance of shares of Series A Preferred, Warrants and shares of common stock upon the conversion of the Series A Preferred and the exercise of the Warrants pursuant to the Investor Private Placement;

6.	FOR the approval of any motion properly brought before the Annual Meeting to adjourn the Annual Meeting, if necessary, to solicit additional votes in favor of Proposals 3, 4 and/or 5; and
7.	FOR the approval of the transaction of such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q:Why are we seeking stockholder approval of Proposals 3, 4 and 5?

A:On August 22, 2016, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Cap1 LLC, a Delaware limited liability company (“Investor”), pursuant to which we agreed to issue the following to Investor (the “Investor Private Placement”) in exchange for $20 million: (i) 20,000 shares of Series A Cumulative Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred”); (ii) a warrant to purchase 1,538,462 shares of common stock at an exercise price of $6.50 per share (the “First Warrant”); (iii) a warrant to purchase 625,000 shares of common stock at an exercise price of $8.00 per share (the “Second Warrant”); and (iv) a warrant to purchase 555,556 shares of common stock at an exercise price of $9.00 per share (the “Third Warrant” and together with the First Warrant and the Second Warrant, the “Warrants”).

We are seeking stockholder approval of Proposal 3 because it is necessary to increase the amount of authorized common stock permitted to be issued under our Amended and Restated Articles of Incorporation in order to have a sufficient amount of common stock available to (i) allow the issuance of common stock upon conversion of the Series A Preferred, (ii) allow the issuance of common stock upon exercise of the Warrants and (iii) continue to have sufficient common stock available for other general corporate purposes on an ongoing basis, including for future possible issuance to fund ongoing operations, growth and strategic investments.  Furthermore, if the stockholders do not approve the authorization of blank check preferred stock described in Proposal 4 and/or the Investor Private Placement described in Proposal 5, the Board of Directors has determined that 40,000,000 shares of common stock provide us with the flexibility to enter into future financing transactions, including potential future equity and/or convertible debt offerings, to enhance our short- and long-term liquidity position.

We are seeking stockholder approval of Proposal 4 because it is necessary to authorize preferred stock to be issued under our Amended and Restated Articles of Incorporation in order to (i) allow the issuance of the Series A Preferred to the Investor in connection with the Investor Private Placement, (ii) have blank check preferred stock available for other general corporate purposes on an ongoing basis, including for future possible issuance to fund ongoing operations, growth and strategic investments and (iii) with respect to the conforming amendments, provide additional flexibility and clarity.  The Board of Directors believes that the authorization of blank check preferred stock is desirable because it will provide the Company with increased flexibility with respect to potential future financing transactions and allow the Company to tailor the terms of any preferred stock issuance to meet the needs of both the investors and the Company.  If the stockholders do not approve the Investor Private Placement described in Proposal 5, the Board of Directors has determined that 40,000 shares of preferred stock provide us with the flexibility to enter into future financing transactions, including potential future preferred equity offerings, to enhance our short- and long-term liquidity position.

We are seeking stockholder approval of Proposal 5 because the terms of the Investor Private Placement require that stockholders approve the transaction under applicable Nasdaq Listing Rules. Our common stock is listed on the Nasdaq Global Market and, as a result, we are subject to the Nasdaq Listing Rules. The issuance of the Series A Preferred and the Warrants and the potential issuance of the shares of our common stock upon conversion of the Series A Preferred and exercise of the Warrants may implicate certain of the Nasdaq listing standards requiring prior stockholder approval in order to maintain our listing on the Nasdaq Global Market, including Nasdaq Listing Rule 5635(b), which requires stockholder approval when any issuance or potential issuance will result in a “change of control” of the issuer (which may be deemed to occur if after a transaction a single investor or affiliated investor group acquires, or has the right to acquire, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer and such ownership would be the largest ownership position of the issuer).

Investor and its affiliates currently own approximately 9.6% of our shares of common stock.  Assuming Investor acquires additional shares of common stock through conversion of the Series A Preferred and/or exercise of the Warrants, the issuance of common stock may be deemed to result in stockholder acquiring more than 20% of our shares of common stock, which will be the largest ownership position. Accordingly, we are seeking the stockholders’ approval on any “change in control” as used in Nasdaq listing rule 5635(b) in the event that the potential issuance of our common stock in accordance with the Securities

Purchase Agreement and the Investor Private Placement would be deemed to be a “change in control” for purposes of Nasdaq Listing Rule 5635(b). Stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule, and does not constitute a “change of control” for purposes of Missouri law, our organizational documents, or any other purpose.

Please see “Background to Proposals 3, 4 and 5” for additional information regarding the reasons for Proposals 3, 4 and 5.  For a complete description of the terms of the Investor Private Placement, see Proposal 5.

Q:Have any of our stockholders agreed to vote in favor of Proposals 3, 4 and 5?

A:Yes, as previously disclosed, certain stockholders of the Company having approximately 25.7% of our Company's voting power have entered into a Voting Agreement with the Company (the “Voting Agreement”) pursuant to which they have agreed, among other things, to vote in favor of Proposals 3, 4 and 5. We do not know how any other stockholders intend to vote their shares at the Annual Meeting.

Q:What will be the effect of the failure to adopt Proposals 3, 4 and/or 5?

A:If the stockholders fail to approve the increase in the number of our authorized shares of common stock under Proposal 3, then the Company will not have sufficient authorized shares of common stock to issue the Series A Preferred or to complete the Investor Private Placement, and the Securities Purchase Agreement will likely be terminated.  If the stockholders fail to approve the authorization of the blank check preferred stock and the conforming amendments under Proposal 4, then the Company will not have any authorized shares of preferred stock and cannot issue the Series A Preferred or complete the Investor Private Placement, and the Securities Purchase Agreement will likely be terminated.  If the stockholders fail to approve the issuance of the shares of Series A Preferred, Warrants and shares of common stock upon the conversion of the Series A Preferred and the exercise of the Warrants pursuant to the Investor Private Placement, then the Company cannot proceed with the Investor Private Placement, and the Securities Purchase Agreement will likely be terminated.  Under Proposal 6, however, the stockholders may approve any motion properly brought before the Annual Meeting to adjourn the Annual Meeting, if necessary, to solicit additional votes in favor of Proposals 3, 4 and/or 5.

If the Investor Private Placement is not consummated, the Company will be required to seek alternative sources of financing in order to enhance its liquidity position. If the stockholders approve Proposals 3 and/or 4 but not Proposal 5, the Company intends to proceed with amending its Amended and Restated Articles of Incorporation accordingly in order to provide the Company with additional flexibility in seeking alternative sources of equity financing.  Please see “Background to Proposals 3, 4 and 5” for additional information regarding the consequences of failing to approve Proposals 3, 4 and 5 as well as the descriptions under “Risk of Stockholder Non-Approval” in Proposals 3, 4 and 5.

Q:Who pays for the proxy solicitation process?

A:Peak Resorts will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.  We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners.  In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile.  None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses.

The Company has retained Georgeson to assist with the solicitation of proxies for a project management fee of $7,500, plus reimbursement for expenses.  Additional fees may apply under certain circumstances including the issuance by any proxy advisory firmof any recommendation in opposition to the Company.  The Company may also engage Georgeson to solicit proxies by telephone for a reasonable additional fee determined on a per-completed-call basis. All solicitation costs will be borne by the Company.

Q:Who may vote at the Annual Meeting?

A:Stockholders of record as of the close of trading on September 9, 2016 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting.  As of the Record Date, there were 13,982,400 shares of Peak Resorts common stock issued and outstanding, held by 14 holders of record.  Each share of Peak Resorts’ common stock is entitled to one vote on each matter.

Q:What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, Computershare Inc., you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by Peak Resorts.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice was forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow the procedures for obtaining a legal proxy from your broker, bank or other nominee. If you request a printed copy of our proxy materials by mail, your broker, bank or nominee will provide a voting instruction card for you to use.

Q:How do I vote?

A:If you are a stockholder of record, there are four ways to vote:

•	In person. You may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.
•	Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card included within these proxy materials.
•	By Telephone. You may vote by proxy by calling the toll free number found on the proxy card included within these proxy materials.
•	By Mail. If you received printed proxy materials, you may vote by proxy by filling out the proxy card included within these proxy materials and returning it in the envelope provided.

If your shares are held in street name, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Please note that the Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time on the day before the Annual Meeting.

Q:If I submit a proxy, how will it be voted?

A:When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder.  If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above.  If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares.  If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”  Timothy Boyd and Stephen Mueller have been designated as proxies by our Board of Directors.

Q:What should I do if I get more than one set of voting materials for the Annual Meeting?

A:Stockholders may receive more than one set of voting materials, including multiple proxy cards or voting instruction cards.  For example, stockholders who hold shares in more than one brokerage account may receive separate sets of voting instructions for each brokerage account in which shares are held.  Stockholders of record whose shares are registered in more than one name will receive more than one proxy card.  You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to the Annual Meeting to ensure that all of your shares are counted.

Q:Can I change my vote or revoke my proxy?

A:You may change your vote or revoke your proxy prior to the taking of the vote at the Annual Meeting.  If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote by Internet or by telephone;
•	returning a later-dated proxy card;

•	notifying our Secretary, in writing, at Peak Resorts, Inc., 17409 Hidden Valley Drive, Wildwood, Missouri 63025; or
•	completing a written ballot at the Annual Meeting.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q:Can I attend the Annual Meeting in person?

A:You are invited to attend the Annual Meeting if you are a registered stockholder or a street name stockholder as of the close of trading on September 9, 2016, the Record Date.  In order to enter the Annual Meeting, you must present a form of photo identification acceptable to us, such as a valid driver’s license or passport.  If you hold your shares beneficially in street name, you will need to provide proof of stock ownership as of the Record Date.  Please note that since a street name stockholder is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow the procedures of your broker, bank or other nominee for obtaining a legal proxy.  Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:How many shares must be present or represented to conduct business at the Annual Meeting?

A:At the Annual Meeting, the presence in person or by proxy of a majority of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed.  Thus, a total of 13,982,400 shares are entitled to vote at the Annual Meeting, and holders of common stock representing at least 6,991,201 votes must be represented at the Annual Meeting or by proxy to have a quorum.  If you have returned valid proxy instructions or attend the Annual Meeting in person, your shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting.  If there is no quorum, the chairman of the meeting or a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date.  Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

Q:What are broker non-votes?

A:Broker non-votes are shares held by brokers, banks and other such holders that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients.  If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares only on Proposal 2.  Absent direction from you, your broker will not have discretion to vote on the remaining proposals.  The broker’s inability to vote with respect to the election of directors where a beneficial owner does not provide voting instructions is referred to as a “broker non-vote.”

Q:What is the voting requirement to approve each of the proposals?

A:A director nominee must receive the affirmative vote of a majority of those shares present (either in person or by proxy) and entitled to vote at the Annual Meeting. A “Withhold” vote will have the effect of a vote against the nominee as to which such direction applies, but a broker non-vote will not affect the outcome of this vote.

The affirmative vote of a majority of those shares present (either in person or by proxy) and entitled to vote at the Annual Meeting is required for the approval of Proposals 2 and 6.  An abstention will have the effect of a vote against Proposals 2 and 6, but a broker non vote will not affect the outcome of this vote.

The affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting is required for Proposals 3 and 4.  An abstention or broker non-vote will have the effect of a vote against Proposals 3 and 4.

The affirmative vote of a majority of votes cast is required for the approval of Proposal 5, meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for Proposal 5.

Q:Who will tabulate the votes?

A: A representative of Computershare Trust Company, N.A., your transfer agent, will serve as the Inspector of Election and will tabulate the votes at the Annual Meeting.

Q:How can I find the results of the Annual Meeting?

A:Preliminary results will be announced at the Annual Meeting.  Final results also will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.  If the official results are not available at that time, we will provide preliminary voting results in the Current Report on Form 8-K and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

Q:Will my vote be kept confidential?

A:Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy.  This information will not be disclosed, except as required by law.

Q.Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A.In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about September __, 2016 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

Q.I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A.We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Peak Resorts, Inc.

Attn: Investor Relations

17409 Hidden Valley Drive

Wildwood, MO  63025

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank or other nominee to request information about householding.

Q:What if I need to change my mailing address?

A:You may contact our transfer agent, Computershare Trust Company, N.A., Stockholder Services, by telephone at (800) 962-4284 (toll free within the U.S.) or (781) 575-4247 (outside the U.S.), or online at https://www-us.computershare.com/Investor/, if you need to change your mailing address.

Q:What are the implications of being an “emerging growth company”?

A:We are an “emerging growth company,” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements.  As an emerging growth company, we are permitted to provide less extensive disclosure about our executive compensation arrangements and are not required to provide our stockholders with the opportunity to vote on executive compensation or golden parachute arrangements on a non-binding advisory basis. We have elected to take advantage of scaled disclosure requirements for executive compensation and are not soliciting stockholder votes on our executive compensation.  We will remain an emerging growth company until the earlier of (i) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering, (b) in which we have total annual gross revenues of at least $1.0 billion, (ii) the first day of the fiscal year after which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior December 31st, and (iii) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Q:What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

A:Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2017 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than [May 16, 2017]. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Peak Resorts, Inc.

Attn: Stephen J. Mueller, Secretary

17409 Hidden Valley Drive

Wildwood, MO  63025

Our Amended and Restated By-Laws, as amended, (the “By-laws”) also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our By-laws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting given by or at the direction of the Board of Directors or the persons calling the meeting pursuant to the Articles of Incorporation, (ii) otherwise properly brought before the annual meeting by or at the direction of our Board of Directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our By-laws.  To be timely for our 2017 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices (i) not earlier than July 3, 2017 and (ii) not later than August 2, 2017.

In the event that we hold our 2017 annual meeting of stockholders more than 30 days before the one-year anniversary of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

You may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name, qualifications, other relevant biographical information and an indication of the willingness of the proposed nominee to serve on our Board of Directors and should be directed to:

Peak Resorts, Inc.

Attn: Chair of the Nominating and Corporate Governance Committee

17409 Hidden Valley Drive

Wildwood, MO  63025

For additional information regarding stockholder recommendations for director candidates, see “Corporate Governance—Director Nominations.”

In addition, our By-laws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our By-laws. In addition, the stockholder must give timely notice to our Secretary in accordance with our -laws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.   The By-laws also permit any stockholder to nominate a director for election pursuant to a written agreement with the Company that has been approved by the Board of Directors if that nominee meets the qualifications set forth in such written agreement.

Availability of By-laws

A copy of our By-laws is available on our website at www.peakresorts.com under the “Investors—Corporate Governance” sections of the website. You may also contact our Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSAL 1. ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members, each of whom is elected to serve a one-year term. The terms of the directors, consisting of Messrs. Timothy D. Boyd, Stephen J. Mueller, Richard K. Deutsch, Stanley W. Hansen, Carl E. Kraus, Christopher S. O’Connor and David W. Braswell, will expire at the Annual Meeting.  Each has been nominated to serve as a continuing director for another one-year term.

The persons named as proxies in the accompanying proxies intend to vote, unless otherwise instructed in such proxy, “FOR” the election of Messrs. Boyd, Mueller, Deutsch, Hansen, Kraus, O’Connor and Braswell as directors. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee, if any, proposed by the Board of Directors, or the Board of Directors may reduce the authorized number of directors. Each person nominated for election has agreed to serve if elected. Our Board of Directors has no reason to believe that any nominee will be unable to serve. The proxies solicited by this proxy statement may not be voted for more than seven nominees.

Director Nominees

The Board of Directors, acting upon the unanimous recommendation of the nominating and corporate governance committee, has unanimously nominated each of Messrs. Boyd, Mueller, Deutsch, Hansen, Kraus, O’Connor and Braswell for election as director to serve until the 2017 annual meeting of stockholders, or until his successor has been elected and qualified, or until his earlier death, resignation or retirement.  In determining whether to nominate each of the directors, the Board of Directors and the nominating and corporate governance committee concluded that each nominee possesses individual qualifications, skills, background and talents that will enable him to contribute to the Board of Directors’ effectiveness as a whole. The age, principal occupation and certain other information for each nominee are set forth below:

Timothy D. Boyd, age 63, is our Chief Executive Officer, President and Chairman of the Board of Directors and has served in these specific roles since Peak Resorts, Inc. was founded in 1997 as the holding company for ski resorts that Mr. Boyd developed beginning in 1982. In 1982 and 1985, he developed the Hidden Valley ski resort in St. Louis, Missouri and the Snow Creek ski resort in Kansas City, Missouri, respectively, which are now owned by the Company. Mr. Boyd has extensive experience in the operation of day ski resorts and overnight drive ski resorts, as well as snowmaking. The Board of Directors believes that this experience and his positions of Chief Executive Officer and President provide him with intimate knowledge our day-to-day operations, business and competitive environment, as well as our opportunities, challenges and risks. Mr. Boyd graduated from the University of Missouri with a Bachelor of Science degree in Education and Economics.

Stephen J. Mueller, age 68, serves as our Chief Financial Officer, Vice President, Secretary and director and held these positions since 2001. In these positions, Mr. Mueller serves as our principal financial officer and is responsible for all financial and accounting aspects of the operations. Prior to joining the Company, Mr. Mueller was a stockholder with a firm of certified public accountants that he founded in 1991. He has also served as a partner at Touche Ross & Co. (now Deloitte & Touche LLP) and as Chief Financial Officer of an environmental services firm. While in public accounting, Mr. Mueller served a wide variety of clients in construction, service and recreation activities. Mr. Mueller received a Bachelor of Science degree in Accounting from St. Louis University. The Board of Directors selected Mr. Mueller because of his experience in finance and accounting, as well as for his in-depth knowledge of the Company.

Richard K. Deutsch, age 62, is our Vice President—Business and Real Estate Development and a director. He served in these positions for over 10 years. As the Vice President—Business and Real Estate Development, Mr. Deutsch is responsible for developing and executing our growth strategy, along with Messrs. Boyd and Mueller, and identifying and evaluating acquisition targets in both real estate development and other potential growth opportunities. The Board of Directors believes that Mr. Deutsch’s experience in real estate development and successful acquisitions in the ski industry as well as his understanding of our operations will be valuable in executing our growth strategy.

Stanley W. Hansen, age 74, now retired, has over 40 years of experience in the operation of ski resorts. From 2008 to 2010, Mr. Hansen served as a director of Squaw Valley Development Company, the owner and operator of the Squaw Valley ski area in Lake Tahoe, California. From 2005 to 2007, he served as Senior Vice President, Real Estate of American Skiing Company, the former owner of numerous ski areas throughout the United States, including Mount Snow and Attitash, and a company with a class of stock formerly registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Hansen formerly served as Managing Director of Mount Snow when it was owned by American Skiing Company and held several senior management positions with Heavenly Ski Resort. The Board of Directors selected Mr. Hansen because of his specialized knowledge and skills relating to the ownership and operation of ski areas, his experience relating to past ski area acquisitions and his firsthand experience in the operations of Mount Snow. Mr. Hansen graduated from San Jose State University with a Bachelor’s degree in Business Management.

Carl E. Kraus, age 69,  retired in 2012 after serving as Senior Vice President of Rayonier Inc., a publicly traded global land resources company primarily engaged in timberland management, the sale of real estate and the manufacturing of specialty fibers. In his role as Senior Vice President, Mr. Kraus was responsible for overseeing the treasury and capital markets department, investor relations and risk management, among other things. Prior to this, Mr. Kraus served as Senior Vice President of Finance and Chief

Financial and Investment Officer of Kramont Realty Trust and as Senior Vice President and Chief Financial Officer of Philips International Realty Corp., both of which are former publicly traded real estate investment trusts. Mr. Kraus is also a certified public accountant and held various positions at Price Waterhouse, predecessor to PriceWaterhouseCoopers LLP.  Mr. Kraus graduated from Temple University with a Bachelor of Business Administration in Accounting. The Board of Directors selected Mr. Kraus to serve as a director because of the knowledge of public company financial reporting and accounting he has gained from his extensive experience as a senior financial officer of various publicly traded companies and as a certified public accountant, as well as his valuable insight in the areas of real estate acquisitions, investment and development.

Christopher S. O’Connor, age 57, is a Managing Director of Incapital Holdings LLC, where he has served as Head of Debt Capital Markets since 2012. In 2012, he was a Managing Director of Cortview Capital Holdings Inc., where he managed the capital markets unit, and from 2009 to 2012, he served as a Managing Director of StormHarbour Partners LP. Prior to this, Mr. O’Connor was a Senior Managing Director at Bear Stearns, where he ran the Global Debt Syndicate and Capital Markets business. Mr. O’Connor is a graduate of Washington and Lee University and has a Master of Business Administration from Harvard University. He also spent five years in the U.S. Army as a Field Artillery officer. Mr. O’Connor was selected as a director because of his expertise in investment banking and capital markets that will enable him to contribute significantly in the areas of finance and strategy.

David W. Braswell, age 55, has been a St. Louis-based partner with Armstrong Teasdale LLP since 1995. He has extensive corporate and securities law experience advising a wide range of clients from emerging businesses to Fortune 500 companies. His practice includes serving as lead counsel to corporations and their boards of directors, providing guidance on compliance and corporate governance issues, and helping them shape and execute their strategic plans and operational goals.  Mr. Braswell graduated from Washington University with a Bachelor of Science degree and from Stanford Law School with a Juris Doctorate.  Mr. Braswell was selected as a director because of his extensive experience in corporate governance, compliance and securities.

Important Information Concerning Changes to Our Board of Directors

Under the Securities Purchase Agreement and the Stockholders’ Agreement to be executed in connection therewith (described in Proposal No. 5 below), the Investor will have the right to nominate a person as a director.  We expect that, if the stockholders approve of Proposals 3, 4 and 5, in connection with Closing (as defined below), (i) the size of our board of directors will be increased to eight members, (ii) the Investor will nominate a person to serve as a director, (iii) subject to their fiduciary duties, the Board of Directors will fill the vacancy created by the new Board of Directors position with such nominee and (iv) such nominee (or such replacement nominee as the Investor may specify) will stand for election at the next annual meeting of stockholders.

The Investor has not advised us whom it intends to designate as its director nominee. You are not being asked to vote for the election of the Investor’s nominee to our board of directors at this time.

Number of Votes Required and Director Recommendation

A director nominee must receive the affirmative vote of a majority of those shares present (either in person or by proxy) and entitled to vote at the Annual Meeting. A “Withhold” vote will have the effect of a vote against the nominee as to which such direction applies, but a broker non-vote will not affect the outcome of this vote.

The Board of Directors recommends that you vote FOR the election of each of the nominees named above.

CORPORATE GOVERNANCE

Director Independence

Based on the independence standards as defined by the marketplace rules of The Nasdaq Stock Market, Inc. (“Nasdaq”), the Board of Directors has determined in its business judgment that Messrs. Hansen, Kraus, O’Connor and Braswell are, and Mr. Staenberg was, independent as such term is defined in the Nasdaq listing standards. In addition, each of the members of the audit committee, compensation committee and nominating and corporate governance committee meets the independence standards set forth in the SEC rules and the Nasdaq listing standards. In making these determinations, the Board of Directors has reviewed all transactions and relationships between each director (or any member of his or her immediate family) and the Company, including transactions and relationships described in the directors’ responses to questions regarding employment, business, family, and other relationships with the Company and its management. As a result of this review, the Board of Directors concluded, as to each independent director, that no relationship exists which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board Responsibilities and Structure

The primary responsibilities of the Board of Directors are to provide oversight, counseling, and direction to our management team, who is responsible for the day-to-day operation and administration of the Company, consistent with the best interests of the

Company and its stockholders. The Company’s Board of Directors acts as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the Company's stockholders.

The Board of Directors is responsible for determining the roles of the Chairman of the Board and Chief Executive Officer. Currently, Mr. Boyd serves as both the Chairman and the Chief Executive Officer. The Board of Directors recognizes that in some circumstances, there can be great value in having separate individuals serve in these positions. However, the Board of Directors believes that having Mr. Boyd serve as both Chairman and Chief Executive Officer is in the best interest of the Company and its stockholders given the unique nature of the Company’s operations, size of our business, the Company’s current management needs and Board composition, the Company’s relatively recent initial public offering and Mr. Boyd’s position as the founder of the Company.

The Board of Directors has not designated a lead director. However, the independent directors periodically meet in executive session and appoint a presiding independent director to lead each executive session as and when deemed appropriate.

The Board of Directors believes that the current structure of the Board of Directors is working well but recognizes that no single leadership model is right for all companies and at all times, and depending on the circumstances, other leadership models may be appropriate. Accordingly, the Board of Directors, in consultation with the nominating and corporate governance committee, periodically reviews its leadership structure to ensure the proper balance is present in the Company’s current model.

As more fully described below, the Board of Directors has delegated various responsibilities and authority to different standing Board committees. These committees regularly report on their activities and actions to the full Board of Directors.

Meetings of the Board of Directors

During fiscal 2016, our Board of Directors held twelve meetings. Each of our directors attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which such member served, other than Mr. Staenberg.

The Board of Directors does not have a formal policy regarding the attendance of directors at meetings of stockholders, but it encourages directors to attend each meeting of stockholders. We held an annual meeting of stockholders in October 2015, which was attended by all members of the Board of Directors.

Board Committees

Our Board of Directors has an audit committee, a compensation committee and a nominating and corporate governance committee.

The charters for each of these committees, which have been approved by the Board of Directors, are available in the “Investors” section of the Company's website under “Corporate Governance” at www.peakresorts.com, or in print, without charge, to any stockholder who sends a request to our Secretary at Peak Resorts, Inc., 17409 Hidden Valley Drive, Wildwood, Missouri  63025.

Below is a description of each standing committee of the Board of Directors. Each of these committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

Messrs. Hansen, Kraus and O'Connor currently serve on our audit committee, with Mr. Kraus serving as the chair of the committee. Each of our audit committee members meets the requirements for independence for audit committee members under the Nasdaq listing standards and SEC rules and regulations. In addition, each member of our audit committee meets the financial literacy and sophistication requirements of the Nasdaq listing standards. The Board of Directors has determined that Mr. Kraus is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

The primary role of our audit committee is to oversee the Company's financial reporting and disclosure process. Among other things, the committee is directly responsible for (i) selecting the independent registered public accounting firm to audit our financial statements and ensuring the firm's independence; (ii) pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm; (iii) discussing the scope, strategy, problems or difficulties and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our annual audited financial statements, form of audit opinion on the financial statements and, when applicable, the report on the effectiveness of the Company’s internal control over financial reporting; (iv) considering the adequacy of our financial reporting processes, internal control over financial reporting and disclosure controls and procedures along with management; (v) overseeing the Company’s internal audit function; (vi) reviewing with management the Company’s risk assessment and compliance processes and procedures; (vii) developing procedures to enable submission of anonymous concerns about accounting or audit matters; and (viii) reviewing and approving related party transactions.

The audit committee held five meetings in fiscal 2016.

Compensation Committee

Messrs. Hansen, Kraus and O'Connor serve as members of our compensation committee, with Mr. O'Connor serving as the chair. The Board of Directors has determined that all members of the compensation committee are independent as defined by the Nasdaq listing standards. In addition, the compensation committee consists of “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act and “outside directors” within the meaning of regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.

The committee is responsible for, among other things, (i) reviewing and approving the compensation of the Chief Executive Officer and recommending that our Board of Directors approve the compensation of all other executive officers; (ii) reviewing and making recommendations to our Board of Directors with respect to incentive compensation and equity plans and administering such plans; (iii) reviewing and approving the terms of any compensatory agreements with our executive officers; and (iv) reviewing and recommending to our Board of Directors the compensation of our directors.

The compensation committee held three meetings in fiscal 2016.

Nominating and Corporate Governance Committee

Messrs. Hansen, Kraus and Braswell serve as members of our nominating and corporate governance committee, with Mr. Hansen serving as the chair. The Board of Directors has determined that all members of the nominating and corporate governance committee are independent as defined by the Nasdaq listing standards.

Among other things, the committee is responsible for (i) determining and recommending to the Board of Directors the qualifications and criteria to be considered in selecting director nominees; (ii) identifying individuals qualified to become directors and committee members; (iii) recommending director nominees to the Board of Directors; (iv) developing and recommending approval of policies and guidelines relating to, and generally overseeing matters of, corporate governance; (v) considering matters of independence and conflicts of interest of Board members and management; and (vi) overseeing the evaluation of the Board of Directors, committees and management.

The nominating and corporate governance committee held four meetings in fiscal 2016.

Risk Management Oversight

 The Board of Directors believes that risk is inherent in innovation and the pursuit of long-term growth opportunities. The Company’s management is responsible for day-to-day risk management activities. The Board of Directors, acting directly and through its committees, is responsible for the oversight of the Company’s risk management practices. The Board of Directors’ role in the Company’s risk oversight process includes regular review of information from management regarding the areas of material risk to the Company. A description of certain material risks affecting the Company can be found in our Annual Report on Form 10-K for the year ended April 30, 2016.

The compensation committee is responsible for overseeing the management of risks relating to the Company’s executive compensation arrangements. The audit committee oversees management of financial and information technology risks, as well as potential risks associated with related party transactions. The nominating and corporate governance committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest, other than those with respect to related party transactions. Each committee reports regularly to the full Board of Directors on its activities. In addition, the Board of Directors participates in regular discussions with the Company’s management on many core subjects, including strategy, operations, finance, and legal and public policy matters, in which risk oversight is an inherent element.

Director Nominations

Our nominating and corporate governance committee is responsible for identifying, recruiting, evaluating and recommending to the Board of Directors nominees for membership on the Board of Directors and committees of the Board of Directors. The goal of this process is to maintain and further develop a highly qualified Board of Directors consisting of members with experience and expertise in areas of importance to our Company. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

The nominating and corporate governance committee recommends to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders and recommends all director nominees to be appointed by the Board of Directors to fill director vacancies. The Board of Directors is responsible for nominating members for election to the Board of Directors and for filling vacancies on the Board of Directors that may occur between annual meetings of stockholders.

In evaluating candidates, the nominating and corporate governance committee will consider a candidate’s judgment, skills, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board of Directors.

The nominating and corporate governance committee will also consider the current size and composition of the Board of Directors, the needs of the Board of Directors and its committees and the potential independence of director candidates under relevant Nasdaq and SEC rules.

Although the Board of Directors does not maintain a specific policy with respect to Board diversity, the nominating and corporate governance committee considers each candidate in the context of the membership of the Board of Directors as a whole, with the objective of including an appropriate mix of viewpoints and experience among members of the Board of Directors reflecting differences in professional background, education, skill and other individual qualities and attributes.

Although the nominating and corporate governance committee does not specifically solicit suggestions for possible director candidates from stockholders, it will consider candidates recommended by stockholders who meet the criteria discussed above and set by the nominating and corporate governance committee, with the concurrence of the full Board of Directors.

Any stockholder recommendations proposed for consideration by the nominating and corporate governance committee should be in writing and delivered to Peak Resorts, Inc., Attn: Chair of the Nominating and Corporate Governance Committee, 17409 Hidden Valley Drive, Wildwood, Missouri  63025. Submissions must include the following information, among other information described more specifically in our By-laws, with respect to each candidate:

•	name, age, business address and residence address of the candidate;
•	principal occupation or employment of the candidate;
•	class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the candidate;
•

any other information relating to the candidate that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act;

•

a description of all arrangements or understandings between the nominating stockholder and each candidate and any other person or persons (including their names) pursuant to which the nomination is to be made by such stockholder; and

•	a consent of the candidate nominee to be named in the proxy statement and consent to serve as a director if elected.

All proposals of stockholders that are intended to be presented by such stockholder at the annual meeting of stockholders, including the nomination of a director candidate, must be received by us no later than the deadline specified in our By-laws.

In addition, the By-laws permit any stockholder to nominate a director for election pursuant to a written agreement with the Company that has been approved by the Board of Directors if that nominee meets the qualifications set forth in such written agreement.

The above description of the procedure required for a stockholder to propose nominees to our Board of Directors is a summary only, and stockholders wishing to propose a nominee to our Board of Directors are advised to review our By-laws in detail, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. A copy of our By-laws is available on our website at www.peakresorts.com under the “Investors—Corporate Governance” section of the website. You may also contact our Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for nominating director candidates.

Please also see “General Information— What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”

Compensation Committee Interlocks and Insider Participation

None of the individuals who served on our compensation committee during fiscal 2016 has served our Company or any of our subsidiaries as an officer or employee. In addition, none of our executive officers serves as a member of the Board of Directors or compensation committee of any entity which has one or more executive officers serving as a member of our Board of Directors or compensation committee.

Communications with the Board of Directors

Any stockholder or other interested party who wishes to communicate with the Board of Directors or any of its members may do so by writing to: Board of Directors (or one or more named directors), c/o Stephen J. Mueller, Secretary, Peak Resorts, Inc., 17409 Hidden Valley Drive, Wildwood, Missouri 63025.

Our Secretary, in consultation with appropriate members of our Board of Directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board of Directors, or if none is specified, to the Chairman of our Board of Directors.

Code of Conduct and Business Ethics

The Board of Directors has adopted a Code of Conduct and Business Ethics applicable to all employees, including executive officers, and directors. A copy of the Code of Conduct and Business Ethics is available in the “Investors” section of the Company’s website under “Corporate Governance” at www.peakresorts.com Any amendments to the Code of Conduct and Business Ethics, or any waivers of its requirements, will be disclosed on our website and reported to the SEC, as may be required.

DIRECTOR COMPENSATION

Prior to our initial public offering, our directors did not receive compensation for their service as directors. We also have not previously, and do not now, provide separate compensation to any director who is also our employee, including Messrs. Boyd, Mueller and Deutsch.

Following our initial public offering, we implemented a compensation program pursuant to which our non-employee directors receive an annual retainer of $75,000, half of which is payable in cash and half of which is payable in restricted stock units (“RSUs”) pursuant to the Company’s 2014 Equity Incentive Plan (the “Incentive Plan”) discussed elsewhere in this Proxy Statement. The chair of the audit committee receives an additional annual cash retainer fee of $10,000, and the chairs of each of the compensation and nominating and corporate governance committees receive an additional annual cash retainer fee of $5,000. We reimburse our directors for reasonable travel expenses incurred in attending the Board and committee meetings.

In addition, with respect to the Special Committee established by the Board of Directors to evaluate potential financing alternatives, the independent directors sitting on the Special Committee (Messrs. Hansen, Kraus, O’Connor and Braswell) will receive an annual cash retainer fee of $15,000, and Mr. Kraus, the chair of the committee will receive an additional annual cash retainer fee of $18,750.  The Special Committee retainer fee will be paid upon the earlier of the closing of the Investor Private Placement or the Company having sufficient available cash to make such payment.  As such,  the Special Committee annual cash retainer fee will be included in the independent directors’ compensation no sooner than fiscal year 2017.

The table below provides information concerning the compensation of our non-employee directors in fiscal 2016.  Each non-employee director received an annual cash retainer of $37,500 for his service on our Board of Directors, and each of the committee chairs received an additional cash retainer as noted in the paragraph above.  Effective as of December 31, 2015 the Company granted restricted stock units to the independent directors related to the initial public offering, 2015 service, and 2016 service.  Restricted stock units are valued based on the initial grant date, which for the purposes below was December 31, 2015 for all of the directors except for Mr. Braswell, which was February 5, 2016 as noted in Note (1) below.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Units ($)(3)	Total ($)
Stanley W. Hansen	42,500	90,493	132,993
Carl E. Kraus	47,500	90,493	137,993
Christopher S. O’Connor	42,500	90,493	132,993
David W. Braswell (1)	8,938	14,087	23,025
Michael H. Staenberg (2)	31,660	58,435	90,095

(1)To fill the vacancy created by Mr. Staenberg’s resignation, on February 3, 2016, the Board of Directors appointed David W. Braswell to serve as director until the Company’s next annual meeting of stockholders. Mr. Braswell is compensated for his services as a director pursuant to the Company’s non-employee director compensation program, pro-rated from the date of his appointment to the end of his term. Pursuant to the terms of the program, Mr. Braswell earned in Fiscal 2016 a pro-rated annual cash retainer equal to $8,938 and received a grant of 3,513 RSUs on February 5, 2016, issued under the Incentive Plan.

(2)Effective February 3, 2016, Michael H. Staenberg resigned from the Board of Directors for personal reasons and not as a result of any disagreement with the Company on any matter relating to its operations, policies or practices. As a result of his resignation, Mr. Staenberg forfeited 5,334 restricted stock units granted to him on December 31, 2015, pursuant to the

Company’s non-employee director compensation program.  In connection with Mr. Staenberg’s resignation, the Company elected to pay to Mr. Staenberg cash in the amount of $47,739.93 in exchange for his remaining 9,723 RSUs effective as of August 3, 2016, which amount will be included in the independent directors’ fiscal year 2017 compensation.

(3)As of April 30, 2016, the non-employee directors had the following outstanding restricted stock awards outstanding:  Mr. Hansen – 15,057 RSUs, Mr. Kraus – 15,057 RSUs, Mr. O’Connor – 15,057 RSUs, Mr. Braswell – 3,513RSUs and Mr. Staenberg – 9,723 RSUs.

PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNING FIRM

RSM US LLP has acted as our independent registered public accounting firm since 2011.  The audit committee selected and approved the engagement of RSM US LLP to act as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ended April 30, 2017.  The audit committee has further directed that Board of Directors submit the selection of RSM US LLP to act as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending April 30, 2017 for ratification by the stockholders at the Annual Meeting.  RSM US LLP expects to have a representative at the Annual Meeting who will have the opportunity to make a statement and who will be available to answer appropriate questions.

RSM US LLP used to operate as McGladrey LLP but announced in October 2015, they were rebranding along with fellow firms in the global network, RSM International, under a common brand name – RSM.

Neither the Company’s By-laws nor other governing documents of the Company or applicable law require stockholder ratification of the selection of RSM US LLP as the Company’s independent registered public accounting firm.  However, the audit committee is submitting the selection of RSM US LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain RSM US LLP.  It is understood that even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm’s Fees

The aggregate fees, including expenses, of RSM US LLP for the fiscal years ended April 30, 2016 and April 30, 2015 are as follows:

5
	2016	2015

Audit Fees(1)	$250,176	$334,050
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

________

(1)Audit Fees consist of professional services rendered in connection with the audit of our consolidated financial statements and review of our quarterly consolidated financial statements. Fees for 2016 also consisted of additional audit procedures related to the Hunter Mountain acquisition.  Fees for 2015 also consisted of professional services rendered in connection with our Form S-1 and Form S-8 registration statements related to our initial public offering of common stock completed in November 2014 and our registration of shares authorized for issuance under the Incentive Plan, respectively, including delivery of comfort letters, consents and review of documents filed with the SEC.

 Auditor Independence

In fiscal 2016, there were no other professional services provided by RSM US LLP that would have required the audit committee to consider their compatibility with maintaining the independence of RSM US LLP.

Audit Committee Pre-Approval Policies and Procedures

The charter of the audit committee provides that the audit committee will pre-approve all audit services and permitted non-audit and tax services to be provided by our independent registered public accounting firm. All fees paid to RSM US LLP for fiscal 2016 were pre-approved by the audit committee in accordance with its responsibilities. All fees paid to RSM US LLP for fiscal 2015 and 2016 were reviewed by the Board of Directors.

Number of Votes Required and Director Recommendation

The affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting is required for approval of this proposal. Abstentions will have the effect of a vote “against” the ratification of RSM US LLP as our independent registered public accounting firm. Broker non-votes will have no effect on the outcome of the vote. Your bank or broker will have discretion to vote any uninstructed shares on this proposal. If the stockholders do not approve the ratification of RSM US LLP as our independent registered public accounting firm, the audit committee will reconsider its selection.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF RSM US LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2017

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the Board of Directors comprised solely of independent directors as required by the listing standards of the Nasdaq Stock Market and rules and regulations of the SEC. The audit committee operates under a written charter approved by the Company’s Board of Directors, which is available on the Company’s web site at http://ir.peakresorts.com. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to the Company’s financial reporting process, the Company’s management is responsible for (i) establishing and maintaining internal controls and (ii) preparing the Company’s consolidated financial statements. The Company’s independent registered public accounting firm, RSM US LLP, is responsible for auditing these financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare the Company’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•	reviewed and discussed the audited financial statements with management and RSM US LLP;
•

discussed with RSM US LLP the matters required to be discussed by the statement on Auditing Standards No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), and as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•

received the written disclosures and the letter from RSM US LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with RSM US LLP its independence.

Based on the audit committee’s review and discussions with management and RSM US LLP, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended April 30, 2016 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Carl E. Kraus (Chair)

Stanley W. Hansen

Christopher S. O'Connor

 This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

BACKGROUND TO PROPOSALS 3, 4 and 5

You are being asked to approve proposals to increase the number of shares of common stock authorized for issuance under our Amended and Restated Articles of Incorporation (Proposal 3), to approve the creation of blank check preferred stock available for issuance under our Amended and Restated Articles of Incorporation and certain conforming changes (Proposal 4) and to approve the issuance of shares of Series A Preferred, Warrants and shares of common stock upon the conversion of the Series A Preferred and the exercise of the Warrants pursuant to the Investor Private Placement as required by and in accordance with Nasdaq Listing Rule 5635.

As more fully described below, our current cash position is constrained due to the negative effects that unseasonably warm weather had on revenues contributed by all of our resorts during the 2015/2016 ski season , which has been compounded by delays in the release of funds raised pursuant to the U.S. government’s Immigrant Investor Program (the “EB-5 program”).. The Board of Directors is soliciting your vote with respect to these proposals because it believes that approval of these proposals will provide the Company with increased flexibility to meet short- and long-term liquidity needs through potential equity financings and/or convertible debt offerings (including the Investor Private Placement) as well as maintain flexibility for future funding of ongoing operations, growth and strategic investments.

EB-5 Program Status

As we have previously disclosed, we have raised $52.0 million under the U.S. government’s EB-5 program to finance the development of two capital projects at our Mount Snow resort—the West Lake Project and the Carinthia Ski Lodge Project.  The West Lake Project includes the construction of a new water storage reservoir for snowmaking with capacity of up to 120 million gallons, three new pump houses and the installation of snowmaking pipelines, trail upgrades and expansion, new ski lift and ancillary equipment. The Carinthia Ski Lodge Project includes the construction of Carinthia Ski Lodge, a new three-story, approximately 36,000-square foot skier service building located at the base of the Carinthia slopes. Carinthia Ski Lodge will include a restaurant, cafeteria and bars with seating for over 600 people, a retail store, convenience store and sales center for lift tickets and rentals. The anticipated overall cost of the Projects is $66.0 million, of which $52.0 million is intended to be funded with the proceeds from the EB-5 offering. The remaining $14.0 million has been provided by Mount Snow with investments in land, snow gun installations, and improved snowmaking technology.

The EB-5 program is administered by the U.S. Citizenship and Immigration Services (“USCIS”) pursuant to the Immigration and Nationality Act and was first enacted in 1990 to stimulate the U.S. economy through the creation of jobs and capital investments in U.S. companies by foreign investors. In turn, these foreign investors are, pending petition approval, granted visas for lawful residence in the U.S. Under the EB-5 program, a limited number of visas are reserved for such foreign investors each year. The program allocates 10,000 immigrant visas (“EB-5 Visas”) per year to qualified individuals seeking lawful permanent resident status on the basis of their investment in a U.S. commercial enterprise. Under the regional center pilot immigration program first enacted in 1992, certain EB-5 Visas also are set aside for investors in regional centers designated by the USCIS based on proposals for promoting economic growth. Regional centers are organizations, either publicly owned by cities, states or regional development agencies or privately owned, which facilitate investment in job-creating economic development projects by pooling capital raised under the EB-5 Immigrant Investor Program. Areas within regional centers that are rural areas or areas experiencing unemployment numbers higher than the national unemployment average rates are designated as Targeted Employment Areas (“TEA”). The regional center pilot program was recently extended and is set to expire in September 2016.  Both the Senate and House leadership have been working on reforms to the program and various bills have been proposed.  We do not expect this process to have a negative effect on our current EB-5 offering.  We refer to the Immigrant Investor Program and the regional center pilot program herein as the ‘‘EB-5 program.’’

Two limited partnerships affiliated with Mount Snow (collectively, the “Partnership”) were formed to operate within a TEA within the State of Vermont Regional Center. Through the Partnership, we raised $52.0 million by offering units in the Partnership to qualified accredited EB-5 investors for a subscription price of $500,000 per unit, which is the minimum investment that an investor in a TEA project is required to make pursuant to EB-5 program rules. The proceeds of the offering will be used to fund loans that will be advanced to affiliates of Mount Snow to finance the development of the West Lake Project and the Carinthia Ski Lodge Project.  The terms of these loans are expected to be 1.0% fixed for five years with up to a two year extension at 7.0% in year six and 10.0% in year seven. Upon funding of the loans, the Company will receive a development fee equal to 15.0% of the loans as well as costs incurred in developing the program.

The Partnership has offered the units to investors primarily located in China, Taiwan, Vietnam and certain countries in the Middle East either directly or through relationships with agents qualified in their respective countries, in which case the Partnership typically pays a sales commission. Once an investor’s subscription and funds are accepted by the Partnership, the investor must file a petition (“I-526 Petition”) with the USCIS seeking, among other things, approval of the investment’s suitability under the EB-5 program requirements and the investor’s suitability and source of funds. All investments must be held in a non-interest bearing escrow account and will not be released until the USCIS approves the first I-526 Petition filed by an investor in the Partnership.  As of April 30, 2016,, we had commitments for $52.0 million in Partnership investments, all of which has been funded and is being held in escrow. Since the completion of the offering, we have had 3 investors withdraw for personal reasons, which is allowed under the program while the funds are still in escrow.  It is the Company’s intent to replace the withdrawn funds with funds from new investors.  We are currently following up with several potential investors to replace the withdrawn funds.

The release of EB-5 program funds from escrow is dependent on three steps: approval of the EB-5 program by the State of Vermont’s Regional Business Center, approval of the EB-5 program by the USCIS and approval of the first investor’s I-526 Petition. The Mount Snow EB-5 program has been approved by the State of Vermont’s Regional Business Center and the USCIS.  The first investor’s I-526 Petition, which was filed in May 2014, is still pending approval by the USCIS. Historically, approval of the first I-526 Petition was typically achieved between 12 and 18 months from the initial I-526 Petition filing date.

Based on the timeline originally anticipated for approval of the EB-5 program and first investor’s I-526 Petition and corresponding release of EB-5 program funds from escrow, we commenced construction of the West Lake Project in the second half of calendar year 2015. To date, we have funded approximately $12.0 million of the West Lake Project costs, for which we will be reimbursed once the EB-5 funds are released from escrow.  The Projects commenced in the second half of calendar year 2015, and due to the delay in the investors’ I-526 petition approval, we now estimate that the Projects will be substantially completed in advance of the 2017-2018 ski season assuming the I-526 petition approval is received no later than May, 2017.

Due to delays in the USCIS approval process, which we attribute to growing review backlog at the USCIS, the EB-5 program funds have not yet been released from escrow. Once this occurs, we will be reimbursed approximately $12.0 million for our costs to date. Until this time, the West Lake Project is on hold.

2015/2016 Ski Season

The ability to attract visitors to our resorts is influenced by weather conditions and by the number of cold weather days during the ski season. Unseasonably warm weather can adversely affect skier visits and our revenue and profits. For example, warm weather may result in inadequate natural snowfall and render snowmaking wholly or partially ineffective in maintaining quality skiing conditions. Also, the early season snow conditions and skier perceptions of early season snow conditions influence the momentum and success of the overall season.

The timing and duration of favorable weather conditions impact our revenues in regard to the timing and number of skier visits. Though the amount of snowfall early in the ski season does encourage skier visits, all of our ski resorts have snowmaking capabilities in the event that the natural snowfall is insufficient. Cold weather, however, is essential to a successful ski season. There is no way to predict favorable weather conditions in the future. We sell season passes prior to the start of the ski season to help mitigate any negative effects that unfavorable weather may have on our revenues.  Driven by the positive response for the newly introduced Peak Pass product for the 2016/2017 season, overall unit presales were up 40 percent, compared to the prior year, resulting in pass-related deferred revenue growth of 29 percent over the same time period.

We faced significant weather challenges during the 2015/2016 ski season due to unseasonably warm weather in the Midwest and the Northeast. Early season warm weather significantly impacted our Christmas season. The warmer weather continued throughout the season causing lower visits. The acquisition of Hunter Mountain in January 2016 mitigated the impact. Fiscal 2016 Reported EBITDA* was $16.2 million, down $9.2 million from fiscal 2015, and revenue for fiscal 2016 was down $9.1 million from fiscal 2015. Though we have increased the prices of most of our lift tickets, passes and other products and services in each of the last two ski seasons, there can be no assurance that we will be able to increase prices in the future or predict the impact that pricing increases may have on visitation or revenue.

Our skier visits of 1.2 million in fiscal 2016 were down 25.0% from fiscal 2015. This compares to a 28.1% decrease in total U.S. skier visits to Northeast resorts and a 16.7% decrease in total U.S. skier visits to Midwest resorts reported by the NSAA’s Kottke National End Season Survey 2015/2016 Preliminary Report. Our total resort visits, which include tube visits, were down 23.6% from fiscal 2015. Total visits to our Northeast resorts were down from 1.07 million in fiscal 2015 to 0.85 million in fiscal 2016. Total visits to our Midwest resorts decreased from 0.64 million in fiscal 2014 to 0.45 million in fiscal 2016. Total visits during the Christmas period were down from 0.13 million in fiscal 2015 to 0.08 million in fiscal 2016, due to the adverse weather impacting the Christmas holiday period primarily at our Midwest resorts. Total visits other than during the three holiday periods (Christmas, MLK Weekend and President’s Weekend) were down from 1.3 million in fiscal 2015 to 0.96 million in fiscal 2016.  In addition, season pass holder visits decreased from 0.60 million in fiscal 2015 to 0.41in fiscal 2016, while pay-per-visit total visits decreased from 0.95 million in 2015 to 0.76 million in fiscal 2016.  The warm weather continued into the early spring ski season affecting visits. March and April visits were 0.15 million in fiscal 2016 down from 0.33 million in fiscal 2015.

* Reported EBITDA is not a measure of financial performance under U.S. generally accepted accounting principles (“GAAP”). The company defines reported EBITDA as net income before interest, income taxes, depreciation and amortization, gain on sale/leaseback, investment income, other income or expense and other non-recurring items.    The following table includes a reconciliation of Reported EBITDA to net income (loss) (in thousands):

	Year ended April 30
	2016	2015	2014

Net income (loss)	$(3,226)	$(1,854)	$(1,501)
Income tax benefit	(2,078)	(778)	(461)
Interest expense, net	10,814	15,458	17,359
Defeasance fee paid with debt restructure	-	5,000	-
Depreciation and amortization	10,709	9,450	9,155
Investment income	(8)	(11)	(11)
Gain on sale/leaseback	(333)	(333)	(333)
Gain on involuntary conversion	(195)	-	-
Insurance loss	400	-	-
Hunter Mountain season pass liability acquisition adjustment	157	-	-
Non-routine legal and settlement of lawsuit, net	-	(1,532)	1,157
	$16,240	$25,400	$25,365

Evaluation of Financing Alternatives

The decreased revenues due to unfavorable weather experienced during the 2015/2016 ski season and the delay in the release of the EB-5 program funds from escrow have all contributed to the Company’s current constrained cash position. We are entering into our second fiscal quarter with significantly less cash than usual.  Our sources of cash in the first and second fiscal quarters are attributable to season pass sales for the upcoming ski season and summer activities at some of our resorts; however, we typically operate at a loss during the first and second quarters of every fiscal year.

As of the date of this Proxy Statement, we have approximately $2.6 million in unrestricted cash, compared to $11.0 million reported as of July 31, 2015.  As discussed above, the Company has contributed approximately $13.0 million to the construction of the West Lake Project in anticipation of the release of the EB-5 program funds. At April 30, 2016, we had approximately $9.0 million in open trade accounts payable. The unseasonably warm weather during the 2015/2016 ski season compounded with our contribution to the funding of the West Lake Project and delays in the release of EB-5 program funds increased our open trade accounts payable balance as of the date of this Proxy Statement to approximately $11.2 million, of which approximately $2.0 million is directly related to the West Lake Project construction. Once the EB-5 program funds are released from escrow, this $2.0 million will be satisfied from the released funds, and our accounts payable balance as of the date of this Proxy Statement will decrease to approximately $9.2 million.

In light of the Company’s current and near-term working capital and debt service requirements, and in an effort to satisfy our short-term working capital needs and enhance the Company’s long-term liquidity position, our Board of Directors began considering various financing alternatives, .  The reimbursement of approximately $13.0 million out of the released EB-5 program funds would improve our short-term cash position, and the Company had received approval as of April 30, 2016 for a total of $10 million in short-term financing options, which would provide additional liquidity until the start of our 2016/2017 ski season.  However, the Board of Directors believes that it is in the best interests of the Company and stockholders to evaluate long-term financing structures to enhance our long-term liquidity position, support our cash position and ensure sufficient funds for continued growth.

On April 14, 2016, the Board of Directors established a special committee of the Board of Directors (the “Special Committee”) composed of independent directors to evaluate potential financing alternatives.  On May 11, 2016, the Special Committee engaged FBR Capital Markets & Co. (“FBR”) to advise the Committee in connection with evaluating such financing alternatives.

On May 17, 2016  management presented to the Special Committee for its consideration and evaluation a draft of a term sheet that the Company received from Summer Road LLC (“Summer Road”)  with respect to a potential purchase of $20 million of Company securities by Summer Road or an affiliate thereof (the “Term Sheet”).  The Special Committee undertook a process pursuant to which, in consultation with FBR, it (i) timely and carefully reviewed and considered the Term Sheet in light of the best interests of the Company and its stockholders; (ii), investigated, analyzed and evaluated the terms and conditions of the Term Sheet, (iii) evaluated, in light of the Company’s financial condition and cash flow needs (including the timing thereof), the advisability of various financing alternatives that may be available to the Company and that may bring value to the Company’s stockholders and (iv) discussed and gave due and proper consideration to such other matters that the Special Committee believed were necessary or appropriate to enable it to reach an informed decision as to the advisability of any potential transaction, including the proposed transaction set forth in the Summer Road Term Sheet.  In assisting and advising the Special Committee in the foregoing process..  FBR relied on financial information provided by the Company’s management to summarize the financial condition of the Company for the Special Committee.  This financial analysis included a base set of assumptions derived by FBR from information provided to it by the Company, including assumptions regarding the amount and timing of the Company’s capital needs, which FBR and the Special Committee used as context for evaluating any potential financing, including the proposed transaction with Summer Road.  FBR outlined for the Special Committee a variety of potential strategic options, including public and private offerings of common equity, preferred equity, and debt securities as well as other debt financing alternatives, and FBR advised the Special Committee on the viability, benefits and other considerations of each alternative.  With respect to the proposed transaction with Summer Road, FBR’s analysis of the proposed transaction with Summer Road included a comparison of the structure and terms of the proposed transaction to other similar transactions where data was publicly available.  In addition, FBR provided a theoretical cost of capital analysis that showed the illustrative internal rates of return based on a variety of volatility and time horizon assumptions. .

The Special Committee evaluated and negotiated the price, terms and conditions of a potential transaction in the Summer Road Term Sheet and considered numerous factors as part of its analysis and negotiating posture, including, but not limited to, the following:

•	the presentations and advice of FBR;
•	the presentations and representations by the officers of the Company;
•	the Company’s business, future prospects and financial performance and condition, including the Company’s deteriorating cash position and the imminent need for additional capital;
•

the dilutive effect of the proposed transaction on the Company’s stockholders, which is offset by the additional cash and resulting financial stability provided by the investment funds to be received in the proposed transaction;

•

the effect of the proposed transaction on the voting power of the Company’s stockholders, including the impact of allowing the Investor to nominate a director of the Company, which effect is reasonable in light of the proportionality of the Investor’s voting rights with the Investor’s investment in the Company, consistent with Nasdaq rules;

•

the results of the Company’s process of investigating, analyzing, reviewing and evaluating its financing alternatives and the Board of Directors’ ultimate belief that the value offered to the Company’s stockholders in the proposed transaction was fair and reasonable and represented the best available opportunity to stabilize and strengthen the Company’s financial position;

•	the seasonality and dependence of the Company’s business on weather conditions, which directly impact the Company’s financial performance and cash requirements;
•	the possibility of another unseasonably warm ski season, which could further erode the Company’s financial position;
•	current industry, economic and market conditions and trends in the markets in which the Company competes;
•	the effects of the proposed transaction on employees, customers and communities to the extent those effects will have an impact on the Company;
•	the regulatory approvals and third party consents that may be required to consummate the proposed transaction and the prospects for receiving any such approvals and consents, if necessary; and
•	the potential impact of the proposed transaction on the market price of the Company’s common stock.

On June 27, 2016, the Special Committee unanimously approved the execution of the Term Sheet, as finally negotiated, and recommended its approval to the Board of Directors.  The Board of Directors, following a substantially similar process to that of the Special Committee and based on substantially the same factors and considerations, unanimously approved the execution of the Term Sheet and authorized management and the Company’s outside advisors to proceed with the negotiation of definitive transaction documents.

In the following weeks, management and the Company’s outside advisors negotiated the definitive transaction documents with the Investor, (an affiliate of Summer Road).  Meetings were regularly held with the Board of Directors and the Special Committee to report on the status of negotiations and the most current developments with regard to the business and legal terms of the transaction.  In the meantime, as previously reported, on July 20, 2016, the Company, together with its subsidiaries Hidden Valley Golf and Ski, Inc., Paoli Peaks, Inc., Snow Creek, Inc., LBO Holding, Inc. and SNH Development, Inc., as borrowers (collectively with the Company, the

“Borrowers”), borrowed an additional $1.75 million under the $20.0 million Credit Facility, Loan and Security Agreement with Royal Banks of Missouri, as lender (the “Credit Facility”).  On August 5, 2016, the Borrowers borrowed the remaining $2.75 million under the Credit Facility, thereby eliminating the Credit Facility as a future source of financing.

On August 14, 2016, management presented to the Special Committee, definitive transaction documents for its consideration, consisting of the Securities Purchase Agreement, the Warrants, the Certificate of Designation, the Registration Rights Agreement, the Stockholders’ Agreement and the Voting Agreement (the “Transaction Documents”), which are all discussed in greater detail in Proposal 5.  The Special Committee reviewed and evaluated the Transaction Documents, including giving due consideration to the factors that it previously analyzed in connection with its evaluation of the Term Sheet and such additional factors as it deemed appropriate based on the terms of the Transaction Documents, including, without limitation, the following:

•

the terms of the Transaction Documents, including (i) ability of the Board of Directors to respond to other acquisition proposals consistent with their fiduciary duties and to change its recommendation under certain circumstances and (ii) the condition that the required shareholder approval be obtained, which, if satisfied, demonstrates the strong support of the proposed transaction by the holders of our common stock;

•

the possible disruption to the Company’s business that may result from the announcement of the proposed transaction and the resulting distraction of the attention of the Company’s management and employees, as well as the fact that the Securities Purchase Agreement contains limitations regarding the operation of the Company during the period between the signing of the Securities Purchase Agreement and the consummation of the proposed transaction; provided, however, that the Special Committee believed it likely that these risks would be minimized by promptly holding the annual stockholders meeting at which the proposed transaction would be considered;

•	the risk that the proposed transaction might not be consummated and the effect of the resulting public announcement of the termination of the Securities Purchase Agreement on:
o

the market price of the Company’s  common stock, in which regard the Special Committee noted that the market price could be affected by many factors, including: (i) the reason(s) for which the Securities Purchase Agreement was terminated and whether such termination resulted from factors adversely affecting the Company; (ii) the possibility that, as a result of the termination of the Securities Purchase Agreement, the marketplace would consider the Company to be an unattractive investment vehicle; and (iii) the possible sale of the Company’s common stock by short-term investors following an announcement of the termination of the Securities Purchase Agreement;

o	The Company’s operating results, particularly in light of the costs incurred in connection with the potential transaction, including the potential requirement to make a termination payment; and
•	the Company’s directors, officers and other employees will have expended considerable time and effort to consummate the proposed transaction;
•	the Special Committee’s belief that, subject to the receipt of stockholder approval, the proposed transaction would likely be consummated, based on, among other factors:
o	the absence of any financing condition to the consummation of the proposed transaction;
o

the reputation and financial condition of Investor and its affiliates, the Investor’s general ability to complete the proposed transaction, and the Investor’s overall interest in the transaction and the Company’s industry;

o	the fact that the conditions to the proposed transaction are specific and limited in scope; and
o	the Company’s ability under the Securities Purchase Agreement to pursue damages;
•

the terms of the Transaction Documents were the result of robust arms’ length negotiations conducted by the Company, with the knowledge and at the direction of the Special Committee and the Board of Directors, and with the assistance of independent financial and legal advisors;

•

the Company must pay the Investor a termination fee of up to $125,000 if the Securities Purchase Agreement is terminated under certain circumstances; the Special Committee determined that this termination fee provision was reasonable and that it would be unlikely to deter a third party from making a superior proposal. In addition, the Special Committee recognized that the provisions in the Securities Purchase Agreement relating to this termination fee were insisted upon by the Investor as a condition to entering into the Securities Purchase Agreement;

•

the risk that the conditions to the proposed transaction may not be satisfied including among other things that a Company material adverse effect were to or that the stockholders do not approve Proposals 3, 4 and 5 and the costs to the Company if the proposed transaction is not consummated, including the diversion of management and employee attention, potential employee attrition, the potential effect on business and stockholder relations and the potential effect on the trading price of our common stock; and

•

the practical impact of the seniority provisions and limitations on the issuance of equity and convertible debt in the Certificate of Designation on the Company’s ability to issue, redeem and pay dividends and liquidation amounts with respect to other securities, especially in light of the existing restrictions on the Company’s ability to do so under its loan documents with its senior lender, which impact was offset by the Company’s unimpaired ability to incur non-convertible debt.

On August 14, 2016, at a meeting of the Special Committee, FBR provided its analysis of the Transaction Documents and again reviewed with the Special Committee the proposed transaction with Summer Road as well as other potential financing options.  FBR presented information regarding the theoretical cost of capital for the proposed transaction and offered examples of precedent private offerings by public companies and traditional public preferred equity transactions.

On August 18, 2016, at a meeting of the Special Committee, FBR provided additional analysis of and advice regarding the Transaction Documents and the proposed transaction with Summer Road.  The Special Committee also discussed with FBR whether an alternative transaction that would be more favorable to the Company would likely be available to the Company. The Special Committee discussed with FBR and considered (i) the low execution risk and likelihood of consummating the transaction with Summer Road, (ii) the Company’s pressing need for additional cash as it headed into the ski season and continued delay in the release of the EB-5 funds without any assurances as to when that release may occur, and (iii) the amount of cash available under the proposed transaction with Summer Road.  FBR advised the Special Committee that it did not believe another alternative that would be more favorable to the Company was likely available within a timeframe that would meet the Company’s capital needs. After considering and discussing FBR’s analysis and advice, the Special Committee concluded that, in light of the circumstances, namely the Company’s impending need for cash, the Investor’s ability to close, and the timing and amount of funds to be made available pursuant to the proposed transaction, additional investigation was unlikely to yield a superior transaction.  The Special Committee also concluded, after discussion with and advice from FBR, that if the EB-5 funds were to be released from escrow prior to closing, the Company would still likely require additional capital and its conclusions regarding the likelihood of finding a more favorable financing alternative would remain unchanged.  Finally, the Special Committee concluded, after discussion with and advice from FBR, that, while the EB-5 funds would improve the Company’s balance sheet, they were not a long-term solution to the Company’s capital needs.  The analysis and advice provided by FBR to the Special Committee did not include any opinion as to the fairness of the proposed transaction from a financial point of view nor is FBR providing any recommendation as to how any holder of the Company’s common stock should vote with respect to any of the proposals relating to the proposed transaction, the Transaction Documents or any other matter.

At the August 18, 2016 meeting, the Special Committee unanimously approved the execution of the Transaction Documents, as finally negotiated, and recommended their approval to the Board of Directors.  The Board of Directors, following a substantially similar process to that of the Special Committee and based on substantially the same factors and considerations, unanimously approved the execution of the Transaction Documents.  On August 22, 2016, the Company and the Investor executed the Securities Purchase Agreement, and the Company, the Investor and the management stockholders executed the Voting Agreement.

Risks of Stockholder Non-Approval

If the stockholders do not approve any one of Proposals 3, 4 and 5, the Company will not be able to proceed with the Investor Private Placement, and the Securities Purchase Agreement will likely be terminated unless additional votes in favor of the proposals are produced following an adjournment of the Annual Meeting and the solicitation of additional proxies.  If the Investor Private Placement is not consummated, the Company will be required to seek alternative sources of financing in order to enhance its liquidity position.

The Company has received approval for a $5.5 million short term financing option, which would provide additional liquidity until the start of our 2016/2017 ski season.  The Company intends to execute the loan in September in order to meet its short-term cash needs until the stockholders approve Proposals 3, 4 and 5 or, if they do not approve the proposals, until the Company is able to secure other long-term financing options.

The amount of funding that we seek and the timing of such fundraising efforts will continue to depend on the extent to which we are able to increase revenues and the availability of the EB-5 investment funds.  We cannot guarantee that adequate funds will be available when needed, and if we do not receive sufficient capital, we may be required to alter or reduce our capital improvement plans and may have insufficient funds to pay our existing accounts payable.   Furthermore, there can be no guarantee that the Company will be able to effect another long-term financing option on terms as favorable as the Investor Private Placement.

The Special Committee continues to consider possible alternative solutions in the event that the Investor Private Placement does not close, whether because the required stockholder approval is not received or otherwise, but it has not yet identified any additional opportunities for long-term financing.

PROPOSAL 3. THE INCREASE IN THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

On August 18, 2016, our Board of Directors authorized and approved, subject to stockholder approval, an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 20,000,000 to 40,000,000. The additional shares of common stock will have rights identical to the Company’s currently outstanding common stock.  If approved by the stockholders, this amendment to our Amended and Restated Articles of Incorporation would become effective upon filing the amendment with the Missouri Secretary of State. The proposed amendment to the Amended and Restated Articles of Incorporation as approved by the Board of Directors is attached to this Proxy Statement as Annex A.

Purpose of the Amendment

We are seeking stockholder approval of Proposal 3 because it is necessary to increase the amount of authorized common stock permitted to be issued under our Amended and Restated Articles of Incorporation in order to have a sufficient amount of common stock available to (i) allow the issuance of common stock upon conversion of the Series A Preferred, (ii) allow the issuance of common stock upon exercise of the Warrants and (iii) continue to have sufficient common stock available for other general corporate purposes on an ongoing basis, including for future possible issuance to fund ongoing operations, growth and strategic investments.

Furthermore, if the stockholders do not approve the authorization of blank check preferred stock described in Proposal 4 and/or the Investor Private Placement described in Proposal 5, the Board of Directors has determined that 40,000,000 shares of common stock provide us with the flexibility to enter into future financing transactions, including potential future equity and/or convertible debt offerings, to enhance our short- and long-term liquidity position.  In addition, if Proposals 4 and 5 are also approved, our Board of Directors has determined that a total of 40,000,000 shares of common stock is a reasonable estimate of what might be required to enhance our short- and long-term liquidity position while maintaining sufficient shares for future possible issuance to fund ongoing operations, growth and strategic investments.

When considering the amount of the increase in authorized shares contained in this Proposal 3, the Board of Directors considered a number of factors, including: the potential future capital requirements of the Company and their potentially dilutive effect; the cost of seeking additional stockholder approval of an increase in authorized shares if the currently proposed increase is insufficient for the Company’s future capital requirements; the amount of shares currently authorized but not already reserved for issuance; and the desired flexibility to undertake certain transactions such as those described above to support the Company’s business, without the potential expense or delay associated with obtaining stockholder approval for an increase in authorized Common Stock in connection with any particular issuance. However, other than the 5,898,668 shares of common stock that the Company intends to reserve for issuance in connection with the conversion of the Series A Preferred and the Warrants to be issued in the Investor Private Placement, the Company has no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose.  Although the Company has the right, subject to certain conditions, to issue an additional 20,000 shares of Series A Preferred to the Investor, as described in Proposal 5 below, the Company has no plan, obligation or current intention of doing so.

Outstanding Shares

Our Amended and Restated Articles of Incorporation currently provide us with the authority to issue up to 20,000,000 shares of common stock. As of the date of this Proxy Statement, we had 13,982,400 shares of common stock issued and outstanding. Below is a table that calculates the projected shares available for future issuance immediately following Closing, assuming that Proposal 3 is not approved but Proposals 4 and 5 are approved.

Shares of common stock
Authorized shares of common stock	20,000,000
Issued and outstanding shares of common stock, including treasury shares	13,982,400
Reserved shares of common stock:
Outstanding RSUs	48,684
Future issuances under the 2014 Equity Incentive Plan	510,612
Shares issuable upon conversion of the Series A Preferred	3,179,650
Shares issuable upon exercise of the Warrants	2,719,018
Shares available for future issuances	(440,364)

Below is a table that calculates the projected shares available for future issuance immediately following closing, assuming that Proposals 3, 4 and 5 are approved.

Shares of common stock
Authorized shares of common stock	40,000,000
Issued and outstanding shares of common stock, including treasury shares	13,982,400
Reserved shares of common stock:
Outstanding RSUs	48,684
Future issuances under the 2014 Equity Incentive Plan	510,612
Shares issuable upon conversion of the Series A Preferred	3,179,650
Shares issuable upon exercise of the Warrants	2,719,018
Shares available for future issuances	19,559,636 (1)

(1) If Proposal 3 is approved, but Proposals 4 and/or 5 are not approved, we would have approximately 25 million shares available for future issuance.

If authorized, the Company expects that it will have sufficient shares available for issuance upon conversion of the Series A Preferred and exercise of the Warrants.  See Proposal 5 for additional detail regarding the securities to be issued pursuant to the Investor Private Placement.  In addition, the additional authorized but unissued shares of common stock will be available for issuance from time to time as may be deemed advisable by the Board of Directors without the necessity and related costs and delays of either calling a special stockholders’ meeting or waiting for the regularly scheduled Annual Meeting of Stockholders. If a particular transaction required stockholder approval by law or other applicable regulation, such as the rules and regulations of The Nasdaq Stock Market or any stock exchange on which our shares may then be listed, then the matter would be referred to the stockholders for approval.

Effects of the Increase in Authorized Common Stock

The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, any future issuance of additional shares of authorized common stock, or securities convertible into or exercisable or exchangeable for our common stock, (other than by way of a stock split or dividend) would ultimately result in dilution of existing stockholders’ percentage of ownership and have a dilutive impact on earnings per share.  Current stockholders will have no preemptive rights to purchase additional shares that we issue, which means that current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate interest in the Company.

The Special Committee and the Board of Directors considered this potential dilution when proposing the amendment contained in this Proposal 3. However, the Board of Directors’ discretion to issue shares that will have a dilutive impact will be subject to the Board of Directors’ fiduciary duties, as well as any applicable laws, regulations or Nasdaq listing standards that might require stockholder approval for any particular issuance or reservation of shares.

Also, the addition of a substantial number of shares of our common stock into the market or the registration of any other securities may significantly and negatively affect the prevailing market price for our common stock.

Although we have not proposed the increase in the number of authorized shares of common stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover, under certain circumstances, such shares could have the effect of delaying, discouraging or preventing a change in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of us or could be issued to persons allied with the Board of Directors or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if Proposal 3 is approved, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of the Board of Directors or management.

In addition to the proposed amendment to our Amended and Restated Articles of Incorporation, existing provisions of our governing documents, including, among other provisions, the limitations on director removal, the threshold vote required for stockholders to call a special meeting of the stockholders or act by written consent, the advance notice required for stockholder proposals and director nominations, the limitations on the increase in the number of directors and the inability of stockholders to amend the By-laws, may have anti-takeover effects.  Similarly, applicable provisions of Missouri law, such as the business combination and control share acquisition statutes, may have anti-takeover effects, making it more difficult for or preventing a third-party from acquiring control of us or changing our Board of Directors and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in control of us or in our management.

The Board of Directors does not believe that an increase in the number of authorized shares of common stock will have a significant impact on any attempt to gain control of the Company. It is possible, however, that the availability of authorized but unissued shares of common stock could discourage third parties from attempting to gain control since the Board of Directors could authorize the issuance of shares of common stock in a manner that could dilute the voting power of a person attempting to acquire control of the

Company, increase the cost of acquiring such control or otherwise hinder such efforts. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in stockholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's stockholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's stockholders at all times.

This proposal is not being presented in response to any present threat or attempt to gain control of the Company, nor is it being presented with the intent that it be utilized as a type of anti-takeover device.

Risks to Stockholders of Non-Approval

If the stockholders fail to approve the increase in the number of our authorized shares of common stock under Proposal 3, then the Company will not have sufficient authorized shares of common stock to issue upon conversion of the Series A Preferred and exercise of the Warrants.  As a result, the Company will not be able to complete the Investor Private Placement, and the Securities Purchase Agreement will likely be terminated unless additional votes in favor of the proposals are produced following an adjournment of the Annual Meeting and the solicitation of additional proxies.

If the Investor Private Placement is not consummated, the Company will be required to seek alternative sources of financing in order to enhance its liquidity position. There can be no guarantee that the Company will be able to effect another long-term financing option on terms as favorable as the Investor Private Placement.  In addition, as described below, we will be required to pay the Investor a termination fee of up to $125,000.

If the stockholders approve Proposal 3 (regardless of whether Proposals 4 and 5 are approved), the Company intends to proceed with amending its Amended and Restated Articles of Incorporation accordingly in order to provide the Company with additional flexibility in seeking alternative sources of equity financing.  But, if the stockholders do not approve Proposal 3, the Company and Board of Directors may be precluded from or delayed in pursuing opportunities to finance the Company or a wide range of other potential corporate opportunities that might be in the best interests of the Company and its stockholders.

No Appraisal Rights

Under Missouri law and our charter documents, holders of our common stock are not entitled to dissenter’s rights or appraisal rights with respect to the common stock increase.

Number of Votes Required and Director Recommendation

The affirmative vote of a majority of all outstanding shares entitled to vote thereon is required for approval of the proposed amendment to the Amended and Restated Articles of Incorporation to increase the number of shares of authorized common stock. Since abstentions and broker non-votes are not affirmative votes, they will have the effect of votes against Proposal 3.

Our Board of Directors has concluded that the approval of the proposed increase in our authorized shares of common stock is in our best interest and the interest of our stockholders. Our Board of Directors believes that the proposed amendment to our Articles of Incorporation is necessary to (i) allow the issuance of common stock upon conversion of the Series A Preferred, (ii) allow the issuance of common stock upon exercise of the Warrants and (iii) continue to have sufficient common stock available for other general corporate purposes on an ongoing basis, including for future possible issuance to fund ongoing operations, growth and strategic investments.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 4. THE CREATION OF BLANK CHECK PREFERRED STOCKAND CONFORMING AMENDMENTS

On August 18, 2016, our Board of Directors authorized and approved, subject to stockholder approval, an amendment to our Amended and Restated Articles of Incorporation to create and authorize 40,000 shares of blank check preferred stock, including certain conforming amendments to Article Four of the Amended and Restated Articles of Incorporation. If approved by the stockholders, this amendment to the Amended and Restated Articles of Incorporation would become effective upon filing the amendment with the Missouri Secretary of State. The proposed amendment to the Amended and Restated Articles of Incorporation as approved by the Board of Directors is attached to this Proxy Statement as Annex A.

The term “blank check” preferred stock refers to stock which gives the Board of Directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series; (ii) whether a series will bear dividends and whether dividends will be cumulative; (iii) the dividend rate and the dates of dividend payments; (iv) liquidation preferences and prices; (v) terms of redemption, including timing, rates and prices; (vi) conversion rights and prices; (vii) any sinking fund requirements; (viii) any restrictions on the issuance of additional securities of any class or series; (ix) any voting rights; and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions. Any issuances of preferred stock by the Company will need to be approved by the Board of Directors.

Purpose of the Amendment

Currently, our Amended and Restated Articles of Incorporation do not authorize us to designate and issue shares of preferred stock. As discussed elsewhere in this Proxy Statement, the Board of Directors believes that the amendment to authorize the creation of blank check preferred stock and the conforming amendments are desirable (i) allow the issuance of the Series A Preferred to the Investor in connection with the Investor Private Placement, (ii) have blank check preferred stock available for other general corporate purposes on an ongoing basis, including for future possible issuance to fund ongoing operations, growth and strategic investments and (iii) with respect to the conforming amendments, provide additional flexibility and clarity.  The Board of Directors believes that the authorization of blank check preferred stock is desirable because it will provide the Company with increased flexibility with respect to potential future financing transactions and allow the Company to tailor the terms of any preferred stock issuance to meet the needs of both the investors and the Company.

Preferred stock is commonly authorized by publicly traded companies and is frequently used as a means of raising capital and making acquisitions, with the terms of those securities being highly negotiated and tailored to meet the needs of both investors and the issuing companies. The Company presently lacks the authority to issue preferred stock and, accordingly, is limited to issuing common stock or debt securities to raise capital. The authorized but unissued shares of blank check preferred stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, such as those described herein, with the rights and obligations as designated by the Board of Directors. If determined to be in the best interests of the stockholders and the Company, the Board of Directors will be able to authorize the issuance of shares without the delay and expense associated with obtaining further stockholder approvals and would have the ability to customize the terms of the preferred stock to meet the needs of any particular transaction or market conditions.

If the stockholders do not approve the Investor Private Placement described in Proposal 5, the Board of Directors has determined that 40,000 shares of preferred stock provide us with the flexibility to enter into future financing transactions, including potential future preferred equity offerings, to enhance our short- and long-term liquidity position.  If the stockholders approve Proposals 4 and 5, the Company intends to adopt the Certificate of Designation that designates all 40,000 authorized shares of blank check preferred stock as Series A Cumulative Convertible Preferred Stock, 20,000 of which the Company intends to issue to the Investor pursuant to the Securities Purchase Agreement, subject to the satisfaction of the other conditions to closing set forth in the Securities Purchase Agreement.  However, other than the 20,000 shares of Series A Preferred that the Company intends to issue in the Investor Private Placement, the Company has no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Series A Preferred subsequent to this proposed authorization of blank check preferred stock at this time, and we have not allocated any specific portion of the proposed authorized shares of blank check preferred stock to any particular purpose.  Although the Company has the right, subject to certain conditions, to issue an additional 20,000 shares of Series A Preferred to the Investor, as described in Proposal 5 below, the Company has no plan, obligation or current intention of doing so. The terms of the Certificate of Designation restrict the Company’s ability to issue additional shares of preferred stock, among other securities.  See Proposal 5 for additional information regarding the rights, privileges and designations of the Series A Preferred and the terms of the Investor Private Placement.

When considering the amount of the authorized shares contained in this Proposal 4, the Board of Directors considered a number of factors, including: the potential future capital requirements of the Company and their potentially dilutive effect; the cost of seeking additional stockholder approval of an increase in authorized shares if the currently proposed increase is insufficient for the Company’s future capital requirements; and the desired flexibility to undertake certain transactions such as those described above to support the Company’s business, without the potential expense or delay associated with obtaining stockholder approval for the authorization of preferred stock in connection with any particular issuance.

In addition, the amendment to create the blank check preferred stock includes certain conforming amendments that grant to the Board of Directors additional flexibility in setting the terms of any preferred stock that it may issue.

Effects of the Creation of Blank Check Preferred Stock

Although the authorization of blank check preferred stock will not, in itself, have any effect on the rights of any holder of our common stock, any future issuance of shares of preferred stock would ultimately result in dilution of existing stockholders’ percentage of ownership and have a dilutive impact on earnings per share.  Current stockholders will have no preemptive rights to purchase any shares of preferred stock that we issue, including any of the Series A Preferred, which means that current stockholders do not have a prior right to purchase any issue of preferred stock in order to maintain their proportionate interest in the Company. The Special Committee and the Board of Directors considered this potential dilution when proposing the amendment contained in this Proposal 4. However, the Board of Directors’ discretion to issue shares that will have a dilutive impact will be subject to the Board of Directors’ fiduciary duties, as well as any applicable laws, regulations or Nasdaq listing standards that might require stockholder approval for any particular issuance or reservation of shares.  See Proposal 5 for additional information regarding the dilutive effect of the Series A Preferred.

Although we have not proposed the authorization of blank check preferred stock with the intent of using the blank check preferred stock to prevent or discourage any actual or threatened takeover, under certain circumstances, such shares could have the effect of delaying, discouraging or preventing a change in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The blank check preferred stock could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of us or could be issued to persons allied with the Board of Directors or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if Proposal 4 is approved, the blank check preferred stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of the Board of Directors or management. Further, the blank check preferred stock could be used by the Board of Directors for adoption of a stockholder rights plan or “poison pill.”

In addition to the proposed amendment to our Amended and Restated Articles of Incorporation, existing provisions of our governing documents, including, among other provisions, the limitations on director removal, the threshold vote required for stockholders to call a special meeting of the stockholders or act by written consent, the advance notice required for stockholder proposals and director nominations, the limitations on the increase in the number of directors and the inability of stockholders to amend the By-laws, may have anti-takeover effects.  Similarly, applicable provisions of Missouri law, such as the business combination and control share acquisition statutes, may have anti-takeover effects, making it more difficult for or preventing a third-party from acquiring control of us or changing our Board of Directors and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in control of us or in our management.

The board does not believe that the authorization of blank check preferred stock will have a significant impact on any attempt to gain control of the Company. It is possible, however, that the availability of authorized but unissued shares of preferred stock could discourage third parties from attempting to gain control since the Board of Directors could authorize the issuance of shares of preferred stock in a manner that could dilute the voting power of a person attempting to acquire control of the Company, increase the cost of acquiring such control or otherwise hinder such efforts. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in stockholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's stockholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's stockholders at all times.

This proposal is not being presented in response to any present threat or attempt to gain control of the Company, nor is it being presented with the intent that it be utilized as a type of anti-takeover device.

Risks to Stockholders of Non-Approval

If the stockholders fail to approve the authorization of blank check preferred stock under Proposal 4, then the Company will not have any authorized shares of preferred stock as required to issue the Series A Preferred.  As a result, the Company will not be able to complete the Investor Private Placement, and the Securities Purchase Agreement will likely be terminated unless additional votes in favor of the proposals are produced following an adjournment of the Annual Meeting and the solicitation of additional proxies.

If the Investor Private Placement is not consummated, the Company will be required to seek alternative sources of financing in order to enhance its liquidity position. There can be no guarantee that the Company will be able to effect another long-term financing option on terms as favorable as the Investor Private Placement.  In addition, as described below, we will be required to pay the Investor a termination fee of up to $125,000.

If the stockholders approve Proposal 4 (regardless of whether Proposals 3 and 4 are approved), the Company intends to proceed with amending its Amended and Restated Articles of Incorporation accordingly in order to provide the Company with additional flexibility in seeking alternative sources of equity financing.  But, if the stockholders do not approve Proposal 4, the Company and Board of Directors may be precluded from or delayed in pursuing opportunities to finance the Company or a wide range of other potential corporate opportunities that might be in the best interests of the Company and its stockholders.

No Appraisal Rights

Under Missouri law and our charter documents, holders of our common stock are not entitled to dissenter’s rights or appraisal rights with respect to the authorization of blank check preferred and the conforming amendments to our Amended and Restated Articles of Incorporation.

Number of Votes Required and Director Recommendation

The affirmative vote of a majority of all outstanding shares entitled to vote thereon is required for approval of the proposed amendment to the Amended and Restated Articles of Incorporation to authorize blank check preferred stock and make the conforming amendments. Since abstentions and broker non-votes are not affirmative votes, they will have the effect of votes against Proposal 4.

Our Board of Directors has concluded that the approval of the authorization of the blank check preferred and the conforming amendments is in our best interest and the interest of our stockholders. Our Board of Directors believes that the proposed amendment to our Articles of Incorporation is necessary to (i) allow the issuance of the Series A Preferred to the Investor in connection with the Investor Private Placement, (ii) have blank check preferred stock available for other general corporate purposes on an ongoing basis, including for future possible issuance to fund ongoing operations, growth and strategic investments and (iii) with respect to the conforming amendments, provide additional flexibility and clarity.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE CREATION OF A CLASS OF BLANK CHECK PREFERRED STOCK AND THE CONFORMING AMENDMENTS.

PROPOSAL 5.  APPROVAL, in accordance with Nasdaq Rule 5635, of the issuance of the Series A Preferred, Warrants and shares of common stock upon the conversion of the Series A Preferred and the exercise of the Warrants pursuant to the Investor Private Placement

On August 22, 2016 we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Cap1 LLC, a Delaware limited liability company (“Investor”), pursuant to which we agreed to issue the following to Investor (the “Investor Private Placement”): (i) 20,000 shares of Series A Cumulative Convertible Preferred Stock (the “Series A Preferred”) at a purchase price of $1,000 per share for total consideration of $20 million; (ii) a warrant to purchase 1,538,462 shares of common stock at $6.50 per share (the “First Warrant”); (iii) a warrant to purchase 625,000 shares of common stock at $8.00 per share (the “Second Warrant”); and (iv) a warrant to purchase 555,556 shares of common stock at $9.00 per share (the “Third Warrant” and together with the First Warrant and the Second Warrant, the “Warrants”).  The Securities Purchase Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 23, 2016.

The offer and sale of the Series A Preferred and the Warrants were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state in reliance upon exemptions from registration thereunder, including the exemptions provided under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Common Stock, Series A Preferred and Warrants were sold solely to “accredited investors” as defined in Rule 501(a) promulgated under the Securities Act. The Company has filed a Form D with the Securities and Exchange Commission with respect to the offer and sale of the Series A Preferred and the Warrants.

Purpose of the Investor Private Placement

As discussed elsewhere in this Proxy Statement, our Board of Directors determined that the Investor Private Placement is advisable and in the best interests of our stockholders. The purpose of the Investor Private Placement is to increase our capital levels, to fund continued growth and other general corporate purposes.  See “Background to Proposals 3, 4 and 5” for additional information regarding the events leading to the Investor Private Placement and the Special Committee’s and the Board of Directors’ decision making process.

We are seeking stockholder approval of Proposal 5 because the terms of the Investor Private Placement require that stockholders approve the transaction under applicable Nasdaq Listing Rules. Our common stock is listed on the Nasdaq Global Market and, as a result, we are subject to the Nasdaq Listing Rules. The issuance of the Series A Preferred and the Warrants and the potential issuance of the shares of our common stock upon conversion of the Series A Preferred and exercise of the Warrants may implicate certain of the Nasdaq listing standards requiring prior stockholder approval in order to maintain our listing on the Nasdaq Global Market, including Nasdaq Listing Rule 5635(b), which requires stockholder approval when any issuance or potential issuance will result in a “change of control” of the issuer (which may be deemed to occur if after a transaction a single investor or affiliated investor group acquires, or has the right to acquire, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer and such ownership would be the largest ownership position of the issuer).

Investor and its affiliates currently own approximately 9.6% of our shares of common stock and, assuming the conversion of the Series A Preferred and exercise of the Warrants would own 36.4% of our shares of common stock after closing.  Assuming Investor acquires additional shares of common stock through conversion of the Series A Preferred and/or exercise of the Warrants, the issuance of common stock may be deemed to result in stockholder acquiring more than 20% of our shares of common stock, which will be the largest ownership position. Accordingly, we are seeking the stockholders’ approval on any “change in control” as used in Nasdaq listing rule 5635(b) in the event that the potential issuance of our common stock in accordance with the Securities Purchase Agreement and the Investor Private Placement would be deemed to be a “change in control” for purposes of Nasdaq Listing Rule 5635(b). Stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule, and does not constitute a “change of control” for purposes of Missouri law, our organizational documents, or any other purpose.

Approval of this Proposal 5 will constitute the approval required under Nasdaq Listing Rule 5635(b).

Timing of Closing

The closing will occur promptly following the date on which the last of the conditions set forth in the Securities Purchase Agreement has been satisfied or waived, which the Company anticipates to be shortly after approval of Proposals 3, 4 and 5 at the Annual Meeting.

Securities Purchase Agreement

Issuance and Closing

Under the Securities Purchase Agreement, in exchange for $20 million payable at closing, the Company will issue to the Investor 20,000 shares of Series A Preferred and three Warrants to purchase 1,538,462 shares of common stock at $6.50 per share, 625,000 shares of common stock at $8.00 per share and 555,556 shares of common stock at $9.00 per share.

Representations and Warranties

The Securities Purchase Agreement contains standard representations and warranties by the Company as of the signing date, including representations and warranties regarding organization, authorization, execution, capitalization, financial statements, compliance with laws (including securities, environmental and employment laws), no undisclosed liabilities or certain changes or events, assets and intellectual property, legal proceedings and taxes.  The Investor also made standard representations and warranties as of the signing date, including representations and warranties regarding organization, authorization, execution, and issues required for compliance with Regulation D of the Securities Act.

Conditions to Closing

Each party’s obligation to close is subject to the satisfaction of the following conditions:  (a) there shall be no governmental order with the effect of making the transactions contemplated by the Securities Purchase Agreement illegal or otherwise prohibiting their consummation or causing them to be rescinded, (b) the stockholders shall have approved Proposals 3, 4 and 5 and (c) the Company shall have filed with the Secretary of State of Missouri amendments to the Company’s Amended and Restated Articles of Incorporation that are the subject of Proposals 3 and 4 and the Certificate of Designation and submitted the Additional Listing Notification with Nasdaq and completed such other immaterial actions as Nasdaq may request.

The Investor’s obligation to close is subject to additional conditions, including, the following:  (a) the Company’s material compliance with its representations, warranties and covenants, (b) the delivery of all closing deliveries and (c) the receipt of evidence satisfactory to the Investor of the reduction by the Company’s senior lenders, EPT Ski Properties, Inc. and EPT Mount Snow, Inc., in the additional interest reserve requirement related to the breakage of the Fixed Charge Coverage Ratio Covenant.  The Company’s obligation to close is subject to additional conditions, including the following:  (a) the Investor’s material compliance with its representations, warranties and covenants and (b) the delivery of all closing deliveries.

Closing will occur no later than the third business day after the satisfaction of the closing conditions.  The Series A Preferred and the Warrants will not be issued, and the Company will not receive any investment funds, until the closing.

Covenants

The Company has agreed that, between signing and closing, it shall (a) maintain the existence and good standing of itself and its subsidiaries and maintain its permits, (b) comply with all laws, the violation of which would reasonably be expected to result in a material adverse effect, (c) pay all taxes and all claims for labor, materials and supplies the non-payment of which would result in a lien, and (d) maintain its and its subsidiaries’ property and insurance.

The Company shall also use its commercially reasonable best efforts to consummate the transactions as promptly as reasonably practicable after signing, including promptly preparing and filing a proxy statement with the SEC, which proxy statement shall contain the recommendation of the Board of Directors to vote in favor of the Investor Private Placement, provided that the Board of Directors is not required to recommend, continue to recommend, or refrain from withdrawing or modifying any recommendation in favor of the transactions to the extent the Board of Directors determines in good faith, after consultation with its outside counsel, that to do so would result in the violation of its fiduciary duties under applicable law and further provided that the Company may defer requesting stockholder approval until the Annual Meeting of Stockholders so long as convened on or before October 25, 2016.

Option to Issue Additional Securities

The Company has the right to issue to the Investor an additional 20,000 shares of Series A Preferred, along with the same Warrants and on the same terms and conditions, as long as (a) there is no material adverse effect, (b) the average closing price of the common stock for the ten trading days prior to the execution of the documents for such additional shares is not less than the average closing price of the common stock for the ten trading days prior to the execution of the Securities Purchase Agreement, (c) the Investor is reasonably satisfied with the manner in which the Company intends to use the net cash proceeds of such issuance, and (d) the Company shall have successfully implemented an EB-5 Immigrant Investor Program with respect to Mount Snow and one investor’s application has been approved.

Indemnification

The parties mutually agreed to indemnify each other for losses incurred in connection with any breach of any representation, warranty or covenant of such party.  The survival period for representations and warranties is 18 months except for certain fundamental representations and warranties, which survive indefinitely, and representations and warranties with respect to taxes, which survive for the applicable statute of limitations.  No indemnification is available to the Investor until all losses exceed $200,000, and then only the amount in excess of such threshold may be recovered, provided that materiality is not considered for purposes of determining whether there has occurred a breach giving rise to an indemnification claim.  No party with actual knowledge of a breach may claim indemnification, indemnification is the sole remedy except in the event of fraud, and the Securities Purchase Agreement may not be enforced against any stockholder, officer, director, employee, agent, or affiliate.

Termination

The Securities Purchase Agreement may be terminated (a) by mutual agreement, (b) by either party if the applicable conditions are incapable of fulfillment, or (c) by either party if closing has not occurred on or before November 15, 2016.  If the Securities Purchase Agreement is terminated because of the failure to obtain stockholder approval of Proposal 3, 4 and/or 5 and the Board of Directors of the Company has failed to recommend or continue to recommend or has withdrawn or modified its recommendation to vote in favor of the Investor Private Placement, the Company shall not later than three business days after a request by the Investor, reimburse the Investor for its out of pocket expenses (including legal fees) incurred in connection with the Investor Private Placement up to a maximum aggregate amount of $125,000.

Series A Preferred

General

The Series A Preferred constitutes a single series of our preferred stock, consisting of 40,000 authorized shares, $0.01 par value per share, having a liquidation preference amount of $1,000 per share.  The rights, privileges and designations of the Series A Preferred are set forth in the Certificate of Designation (the “Certificate of Designation”), which, subject to receiving stockholder approval of Proposals 3, 4 and 5, is expected to be adopted by the Board of Directors and filed with the Secretary of State of Missouri promptly following the Annual Meeting and the form of which is attached as an Exhibit to the Securities Purchase Agreement.

Ranking; Seniority

The Series A Preferred Stock shall, with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company (whether voluntary or involuntary), rank: (i) senior to common stock and to any capital stock that ranks junior with respect to payment of dividends and the distribution of assets upon liquidation; (ii) on parity with any capital stock, the terms of which expressly provide that such capital stock ranks on parity with the Series A Preferred with respect to payment of dividends and the distribution of assets upon liquidation; (iii) junior to any other capital stock, the terms of which expressly provide that such capital stock ranks senior to the Series A Preferred Stock with respect to payment of dividends and the distribution of assets upon liquidation; and (iv) junior to all of the Company’s existing and future indebtedness (except indebtedness issued on or prior to the Expiration Date (as defined below) that is convertible into or exercisable for any class or series of capital stock).

Until the earlier of (x) such date as no shares of Series A Preferred remain outstanding and (y) January 1, 2027 (the first to occur of which shall be the “Expiration Date”), the Company and its Subsidiaries shall not (A) create, authorize, issue, sell or obligate itself to issue or sell, any capital stock (or any security convertible into or exercisable for any class or series of capital stock) that grants to the holder thereof the right to (i) receive any dividend or interest payment at any time prior to the Expiration Date when there are any accrued or accumulated unpaid dividends with respect to the Series A Preferred or (ii) receive any payment upon any liquidation prior to the Expiration Date at a time when the holders of Series A Preferred have not received their full liquidation value, (B) pay any dividend or interest on any capital stock (or any security convertible into or exercisable for capital stock) when there are any accrued or accumulated unpaid dividends with respect to the Series A Preferred, (C)  pay or permit to be paid any liquidation payment on any capital stock (or any security convertible into or exercisable for capital stock) at a time when the holders of any shares of Series A Preferred have not received their full liquidation value or (D) issue any indebtedness convertible into or exercisable for capital stock.  In addition, prior to the Expiration Date, the Company shall not make any redemption payment on any capital stock (or any security convertible into or exercisable for capital stock) at any time prior to the Expiration Date when any shares of Series A Preferred have not been redeemed except for the redemption of junior securities to the extent permitted under “Dividend Rights” below.  The foregoing shall not restrict the Company’s ability to create, authorize the creation of, issue, sell, or obligate itself to issue (i) any indebtedness (other than, prior to the Expiration Date, indebtedness convertible into or exercisable for capital stock) or (ii) any common stock (or any capital stock convertible into or exercisable for common stock (other than any capital stock that is prohibited by this paragraph)).

Dividend Rights

From and after the date that is nine (9) months from the date of issuance, cumulative dividends shall accrue on the Series A Preferred, whether or not declared by the Board of Directors and whether or not there are funds legally available for the payment of dividends, on a daily basis in arrears at the rate of 8% per annum on the liquidation value of $1,000 per share.  All accrued and accumulated dividends on the Series A Preferred shall be paid prior and in preference to any dividend or distribution on or redemption of any junior securities, provided that the Company may, prior to the payment of all accrued and accumulated dividends on the Series A Preferred, (a) declare or pay any dividend or distribution payable on the common stock in shares of common stock or (b) repurchase common stock held by employees or consultants of the Company upon termination of their employment or services pursuant to agreements providing for such repurchase.  The Company may also redeem or repurchase junior securities at any time when there are no accrued or accumulated unpaid dividends on the Series A Preferred.

Liquidation

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Series A Preferred shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, before any payment shall be made to the holders of junior securities, and subject to the rights of any parity or senior securities, an amount in cash equal to $1,000 per share (the “Liquidation Value”) held by such holder, plus all unpaid accrued and accumulated dividends.  The Series A Preferred shall not be entitled to any further payment or other participation in any distribution of the available assets of the Company.  Neither the consolidation nor merger with or into any other person or entity, nor the voluntary sale, lease, transfer or conveyance of all or substantially all of the Company’s property or business shall be deemed to constitute a liquidation.

Redemption

At any time on or after the third anniversary of the date of issuance that the average closing price of the common stock on the thirty (30) trading days preceding written notice by the Company of its exercise of the redemption right is greater than 130% of the Conversion Price (as defined below), the Company shall  have the right to call for redemption all or any portion of the then outstanding Series A Preferred for a price per share equal to 125% of the Liquidation Value, plus all unpaid accrued and accumulated dividends, whether or not declared (the “Redemption Price”).

In addition, upon occurrence of a change of control, any holder of Series A Preferred shall have the right to elect to have all or any portion of its then outstanding Series A Preferred redeemed for cash at the Series A Redemption Price by the Company or the surviving entity of such change of control.  The Redemption Price may, at the option of the Company, be paid in shares of common stock (valued at a price per share equal to the price to be paid in such change of control transaction).  Any such redemption shall occur immediately prior to the consummation of such change of control.

Conversion

Upon the earlier of (x) a change of control and (y) (at any time and from time to time) on or after the date that is nine (9) months from the date of issuance, any holder of Series A Preferred shall have the right by written election to the Company to (a) convert all or any portion of the outstanding Series A Preferred into an aggregate number of shares of Common Stock (including any fraction of a share) as is determined by (i) multiplying the number of shares to be converted by the Liquidation Value thereof, and then (ii) dividing the result by the Conversion Price in effect immediately prior to such conversion and (b) receive in cash the aggregate accrued or accumulated and unpaid dividends thereon.  The initial conversion price per Share (the “Conversion Price”) shall be $6.29, subject to adjustment.

In order to prevent dilution of the conversion rights granted, the Series A Preferred have the following basic anti-dilution rights:

(a)

in the event of any dividend or distribution payable in capital stock or securities exercisable or convertible into capital stock or any subdivision (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced and the number of shares issuable upon conversion of the Series A Preferred shall be proportionately increased,

(b)

if the Company combines (by combination, reverse stock split or otherwise) its outstanding Common Stock into a smaller number of shares, the Conversion Price shall be proportionately increased and the number of shares issuable upon conversion shall be proportionately decreased, and

(c)

in the event of any (i) capital reorganization, (ii) reclassification of stock, (iii) consolidation or merger, (iv) sale of all or substantially all of the Company’s assets or (v) other similar transaction, including a tender offer which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, the Series A Preferred shall remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the conversion shares, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor to which such Series A Preferred would have been entitled upon such transaction if the Series A Preferred had been converted in full immediately prior to the time of such transaction and acquired the applicable number of conversion shares then issuable as a result of conversion, and appropriate adjustment shall be made with respect to such holder's rights under the Certificate of Designation to insure the application of the conversion provisions as nearly as possible in relation to any shares of stock, securities or assets thereafter acquirable upon conversion of Series A Preferred.

Voting Rights

Each holder of Series A Preferred Stock shall be entitled to vote, on an as-converted basis, with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Company.

Reservation and Reissuance

The Company shall at all times when any Series A Preferred is outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series A Preferred, such number of shares of Common Stock issuable upon the conversion of all outstanding Series A Preferred, taking into account any adjustment to such number of shares so issuable.  Any Series A Preferred that is redeemed, converted or otherwise acquired by the Company or any subsidiary shall automatically be cancelled and shall become authorized but unissued shares of preferred stock and may be reissued.

Amendment

No provision of the Certificate of Designation may be amended, modified or waived in any manner without the approval of the holders of a majority of the issues and outstanding Series A Preferred.

Warrants

At the closing, the Company will execute the Warrants, the forms of which are attached as exhibits to the Securities Purchase Agreement.  Three Warrants are being issued pursuant to the Investor Private Placement, the First Warrant to purchase 1,538,462 shares of common stock at $6.50 per share, the Second Warrant to purchase 625,000 shares of common stock at $8.00 per share and the Third Warrant to purchase 555,556 shares of common stock at $9.00 per share.  The terms of the Warrants are all identical except for the number of shares for which the Warrants are exercisable and the exercise price.  The Warrants are exercisable, in whole or in part, at any time and from time to time in the twelve years following the issuance thereof.  The exercise price must be paid in cash and is subject to adjustment upon substantially the same circumstances as the adjustment to the Series A Preferred Conversion Price described above.

Registration Rights Agreement

At the closing, the Company will enter into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”), the form of which is attached as an exhibit to the Securities Purchase Agreement.  The Registration Rights Agreement grants the following registration rights with respect to the common stock issuable upon conversion of the Series A Preferred and exercise of the Warrants, exercisable by the holders of a majority of the registrable securities:  (a) at any time after six months following the closing, demand registration rights on a Form S-3 (i.e., a short-form registration), (b) at any time after six months following the closing, demand registration rights on a Form S-1 (i.e., a long-form registration) and (c) piggyback registration rights.  The Company is not required to effect more than four short-form registrations or two long-form registrations during any nine-month period or any demand registration unless the number of registrable securities sought to be registered is at least 30% of the registrable securities for a short-form registration or 50% of the registrable securities for a long-form registration and, in any event, not less than 100,000 registrable securities. The Company may delay the filing of or causing to be effective any registration statement if the Company determines in good faith that such registration will (i) materially and adversely affect the negotiation or consummation of any actual or pending material transaction or (ii) otherwise have a material adverse effect, provided that the Company may not exercise such right to delay more than once in any consecutive 12 month period or for more than 90 days.  Customary provisions regarding market standoffs, registration procedures and expenses, blackout periods, indemnification, reporting required to comply with Rule 144 under the Securities Act and confidentiality are also included.

Stockholders’ Agreement

At the closing, the Company, the Investor and Timothy D. Boyd, Stephen J. Mueller, and Richard K. Deutsch (the last three signatories, the “Management Stockholders”) will enter into a Stockholders’ Agreement with the Investor (the “Stockholders’ Agreement”), the form of which is attached as an exhibit to the Securities Purchase Agreement.  The form of Stockholders’ Agreement provides that:

(a)

Investor has a right to nominate a director so long as it beneficially owns, on an as-converted basis, at least 20% of the outstanding  equity securities of the Company, subject to satisfaction of reasonable qualification standards and Nominating and Corporate Governance Committee approval of the nominee;

(b)

Transfers of the Company’s securities by the Investor and the Management Stockholders are restricted except (i) to permitted transferees, (ii) pursuant to a public sale, (iii) pursuant to a merger or similar transaction or, (iv) with respect to the Investor, with the prior consent of the Company, which shall not be unreasonably withheld;

(c)

Transferees of Management Stockholders (other than transferees pursuant to a public sale or merger or similar transaction) generally remain bound by the Stockholders’ Agreement, and transferees of the Investor (other than affiliates) generally are not bound by the Stockholders’ Agreement and do not have the Investors’ rights thereunder;

(d)

In the event of a desired transfer of equity securities held by Management Stockholders (other than pursuant to clause (b) above), the Investor may exercise a right of first offer and tag along rights with respect to such equity securities;

(e)	In the event of a desired transfer of equity securities held by the Investor (other than pursuant to clause (b)(i), (ii) or (iii) above), the Company shall have a right of first refusal;
(f)

So long as it beneficially owns, on an as-converted basis, at least 11.4% of the outstanding  equity securities of the Company, the Investor shall have pre-emptive rights with respect to future issuances of securities, subject to standard exceptions; and

(g)

So long as it beneficially owns, on an as-converted basis, at least 11.4% of the outstanding  equity securities of the Company,  the Investor’s approval is required in order for the Company or any subsidiary to (i) materially change the nature of its business from owning, operating and managing ski resorts or (ii) acquire or dispose of any resorts, assets or properties for aggregate consideration equal to or greater than 30% of the enterprise value of the Company and its subsidiaries, or (iii) agree to do any of the foregoing.

The Stockholders’ Agreement terminates upon the earliest of the date on which (i) none of the Investor or the Management Stockholders owns any equity securities, (ii) the dissolution, liquidation or winding up of the Company, (iii) a change of control or (iv) the unanimous agreement of the Investor and the Management Stockholders.

Voting Agreement

Concurrently with the execution and delivery of the Securities Purchase Agreement, and as an inducement to the Investors to enter into the Securities Purchase Agreement, the Company and the Management Stockholders entered into a Voting Agreement (the “Voting Agreement”), pursuant to which the Investor and each Management Stockholder agreed to vote in favor of the Corporate Actions. The Voting Agreement also requires the Management Stockholders to:

•

Vote against the removal of the Investor’s nominee to the Board of Directors unless the Investor approves or the nominee no longer satisfies the qualifications set forth in the Stockholders’ Agreement;

•	Vote in favor of the removal of the Investor’s nominee to the Board of Directors if requested by the Investor; and
•

Vote in favor of any increase in the authorized shares of Common Stock necessary to ensure that there are sufficient shares of Common Stock available for issuance upon conversion of the Series A Preferred and exercise of the Warrants.

The Investor and the Management Stockholders granted proxies for purposes of ensuring compliance with these voting obligations.  The Voting Agreement will terminate automatically upon the termination of the Securities Purchase Agreement.

The foregoing descriptions of the Investor Private Placement, the Series A Preferred, the Warrants, the Securities Purchase Agreement, the Certificate of Designation, the Registration Rights Agreement, the Stockholders’ Agreement and the Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Securities Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on August 23, 2016 and includes as Exhibits the Forms of Certificate of Designation, Registration Rights Agreement, Stockholders’ Agreement, Warrants, and Voting Agreement, and the Voting Agreement, a copy of which was filed as Exhibit 10.2 to the Current Report on Form 8-K filed on August 23, 2016, which Exhibits 10.1 and 10.2 are incorporated herein by reference.

Use of Proceeds

The Company expects to use the proceeds from this offering for working capital and general corporate purposes and for the execution of its strategy for future growth, including expansion through acquisition.

Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial information for the fiscal year ended April 30, 2016 [and the quarter ended July 31, 2016, ]  [Note:  To be included in definitive proxy after filing of Form 10-Q],  shows various adjustments and effects of the consummation of the transactions contemplated by the Securities Purchase Agreement and the issuance of the Series A Preferred and the Warrants in accordance with the Securities Purchase Agreement as if completed on May 1, 2015 and April 30, 2016, respectively. We have included the following unaudited pro forma condensed consolidated financial data solely for the purpose of providing stockholders with information that may be useful for purposes of considering and evaluating the proposals set forth in this proxy statement. The actual effect on our financial statements from the stock offerings may change materially depending upon the actual amounts raised in the aggregate in such stock offerings. Accordingly, the pro forma financial information presented below may differ materially from actual results.

We cannot provide any assurance that the Investor Private Placement will close at all. If we close the Investor Private Placement, the gross amount raised in the aggregate from the offering will be $20,000,000.

The unaudited pro forma condensed consolidated financial information below reflects the separate adjustments that would occur with respect to the amounts of Series A Preferred and Warrants which may be sold to the Investor ($20 million). We can provide no assurance as to actual net proceeds from the Investor Private Placement.

Balance Sheet

The following table presents the Company’s unaudited pro forma consolidated balance sheet (presented in thousands, except share and per share data) as of April 30, 2016 adjusted for the pro forma impact of the Investor Private Placement as if the Company had completed the Investor Private Placement and the Investor had converted all of the Series A Preferred and exercised all of the Warrants, on April 30, 2016. The pro forma balance sheet adjustments reflects cash received of $20.0 million in the Investor Private Placement, an additional $20.0 million of cash received from the exercise of all Warrants (1,538,462 shares at $6.50, 625,000 shares at $8.00 and 555,556 shares at $9.00), estimated liabilities for direct costs of the Investor Private Placement of $1.0 million and a net increase in stockholder's equity of $39 million.

	April 30, 2016
	As			Pro
	Reported		Adjustment	Forma
Assets
Current assets
Cash and cash equivalents	$5,396		$40,000	$45,396
Restricted cash balances	61,099			61,099
Accounts receivable	4,772			4,772
Inventory	2,730			2,730
Deferred income taxes	1,092			1,092
Prepaid expenses and deposits	2,680			2,680
	77,769		40,000	117,769
Property and equipment-net	192,178			192,178
Land held for development	37,542			37,542
Intangible assets, net	846			846
Goodwill	5,009			5,009
Other assets	619			619
	$313,963		$40,000	$353,963
Liabilities and Stockholders' Equity
Current liabilities
Acquisition line of credit	$15,500	$		$15,500
Accounts payable and accrued expenses	18,696		1,000	19,696
Accrued salaries, wages and related taxes and benefits	919			919
Unearned revenue	13,233			13,233
EB-5 investor funds in escrow	52,004			52,004
Current portion of deferred gain on sale/leaseback	333			333
Current portion of long-term debt and capitalized lease obligation	2,456			2,456
	103,141		1,000	104,141
Long-term debt	118,343			118,343
Capitalized lease obligation	4,419			4,419
Deferred gain on sale/leaseback	3,178			3,178
Deferred income taxes	12,672			12,672

Other liabilities	576		576
Commitments and contingencies			-
Stockholders' Equity			-
Common stock, $.01 par value, 20,000,000 (40,000,000 Pro forma) shares authorized, 13,982,400 (19,881,068 Pro forma) shares issued	140	59	199
Additional paid-in capital	82,728	38,941	121,669
Accumulated Deficit	(11,234)		(11,234)
	71,634	39,000	110,634
	$313,963	$40,000	$353,963

 [INSERT PRO FORMA FINANCIAL INFORMATION ON 1Q 2017].

By-laws Amendment

As reported in the Company’s Current Report on Form 8-K filed on August 22, 2016, to permit the Company to have additional flexibility with respect to negotiations of private placements of securities, including in connection with the Investor Private Placement, effective as of August 18, 2016, the Board approved Amendment No. 1 to the Company’s Amended and Restated By-Laws, to provide that:

•	Voting rights of preferred stock may be varied by a Certificate of Designation;
•	Any shareholders may be granted the right to nominate a director pursuant to a written agreement approved by the Board if the nominee meets the qualifications set forth in that written agreement; and
•	The procedures for removing directors in the Company’s Amended and Restated By-Laws are the same as the procedures set forth in the Company’s Amended and Restated Articles of Incorporation.

The foregoing description of the amendment to the Company’s Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of Amendment No. 1 to the Company’s Amended and Restated By-Laws, a copy of which was filed as Exhibit 3.1 to the Current Report on Form 8-K filed on August 23, 2016, which Exhibit 3.1 is incorporated herein by reference.

Effects of the Investor Private Placement

The issuance of the Series A Preferred and the Warrants will result in the dilution of existing stockholders’ percentage of ownership and have a dilutive impact on earnings per share.  Current stockholders (other than the Investor) will have no preemptive rights to purchase any shares of Series A Preferred and/or Warrants, which means that current stockholders do not have a prior right to purchase any issue of Series A Preferred and/or Warrants in order to maintain their proportionate interest in the Company. The Special Committee and the Board of Directors considered this potential dilution when approving the Investor Private Placement. However, stockholder approval is required in order to proceed with the Investor Private Placement.

As of the date of this Proxy Statement, we had 13,982,400 shares of common stock issued and outstanding. Below is a table that calculates the outstanding shares as of the date of this Proxy Statement:

Shares of common stock
Issued and outstanding shares of common stock, including treasury shares	13,982,400
Vested RSUs	29,169
Fully diluted shares	14,011,569

Below is a table that presents the pro forma total shares outstanding, assuming that Proposals 3, 4 and 5 are approved, all Series A Preferred is converted and all Warrants are exercised:

Shares of common stock
Issued and outstanding shares of common stock, including treasury shares	13,982,400
Vested RSUs	29,169
Unvested RSUs	19,515

Shares issuable upon conversion of the Series A Preferred	3,179,650
Shares issuable upon conversion of the Warrants	2,719,018
Pro forma total shares outstanding	19,929,752

For example, a stockholder who owns 100,000 shares of our common stock prior to Closing has a 0.71% interest in the Company but after the closing and assumed conversion of Series A Preferred and exercise of Warrants would be expected to have a 0.50% interest in the Company, a reduction of 29.6%.    In addition, following closing, and the conversion of the Series A Preferred, the exercise of the Warrants and the vesting of the Unvested RSUs, the Investor and its affiliates are expected to own 7,246,075 shares of our common stock, or 36.4%.  As a result a significant amount of voting power will be vested in the Investor and its affiliates.

Although we have not proposed the issuance of the Series A Preferred and the Warrants with the intent of using the those securities (or the common stock issuable upon conversion or exercise thereof) to prevent or discourage any actual or threatened takeover, under certain circumstances, such securities could have the effect of delaying, discouraging or preventing a change in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. Accordingly, if Proposal 5 is approved, the Series A Preferred and Warrants may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of the Board of Directors or management.

In addition, as described under Proposals 3 and 4, existing provisions of our governing documents and applicable provisions of Missouri law may have anti-takeover effects.

The Board of Directors does not believe that the issuance of the Series A Preferred, the Warrants and the common stock issuable upon conversion or exercise thereof will have a significant impact on any attempt to gain control of the Company. It is possible, however, that the existence of a single stockholder with a significant ownership percentage and director nomination rights could discourage third parties from attempting to gain control. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in stockholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's stockholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's stockholders at all times.

This proposal is not being presented in response to any present threat or attempt to gain control of the Company, nor is it being presented with the intent that it be utilized as a type of anti-takeover device.

In addition, pursuant to each of the Executive Employment Agreements dated effective as of June 1, 2014 between the Company each of Messrs. Boyd, Mueller and Deutsch (each, an "Executive"). In the event of a termination of Executive's employment by the Company without cause or notice by the Company of non-renewal of the Agreement, all within 365 days of a consummation of a change in control of the Company and provided that Executive and the Company execute a mutual release, Executive shall be entitled to receive (i) Executive's then-current base salary through the effective date of such termination or non-renewal; (ii) if entitled to receive a bonus, a Pro-Rated Bonus (as defined below); (iii) a lump sum payment equal to 24 months of Executive's then-current base salary plus an amount equal to the cash bonus paid to Executive in the prior calendar year, if any; and (iv) full vesting of all Unvested Equity Grants (as defined below), if any. A “change in control” includes an event or series of events by which any person or group becomes the beneficial owner, directly or indirectly, of 35% or more of the equity securities of the Company entitled to vote for members of the Board of Directors or equivalent governing body of the Company on a fully-diluted basis.  Upon closing, the Investor will be the beneficial owner, directly or indirectly, of 26.4% of the equity securities of the Company entitled to vote for members of the Board of Directors.  Upon the exercise of Warrants to purchase additional shares of common stock, the Investor may become the beneficial owner, directly or indirectly, of 36.4% or more of the equity securities of the Company entitled to vote for members of the Board of Directors, thereby triggering the change in control provisions in the Executive Employment Agreements.  For additional information on change in control payments, please see “Executive Compensation – Payments Upon Termination or a Change in Control” below.

Risk of Stockholder Non-Approval

If the stockholders do not approve Proposal 5 (or if they approve Proposal 5 but not Proposals 3 and 4), the Company will not be able to proceed with the Investor Private Placement, and the Securities Purchase Agreement will likely be terminated unless additional votes in favor of the proposals are produced following an adjournment of the Annual Meeting and the solicitation of additional proxies.

If the Investor Private Placement is not consummated, the Company will be required to seek alternative sources of financing in order to enhance its liquidity position. There can be no guarantee that the Company will be able to effect another long-term financing option on terms as favorable as the Investor Private Placement.  In addition, as described below, we will be required to pay the Investor a termination fee of up to $125,000.

Number of Votes Required and Director Recommendation

The affirmative vote of a majority of votes cast is required for the approval of Proposal 5, meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for Proposal 5.

Our Board of Directors has concluded that the approval, in accordance with Nasdaq Rule 5635, of the issuance of shares of Series A Preferred, Warrants and shares of common stock upon the conversion of the Series A Preferred and the exercise of the Warrants pursuant to the Investor Private Placement is in our best interest and the interest of our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL, in accordance with Nasdaq Rule 5635, of the issuance of the Series A Preferred, Warrants and shares of common stock upon the conversion of the Series A Preferred and the exercise of the Warrants pursuant to the Investor Private Placement

PROPOSAL 6. THE ADJOURNMENT

Stockholders are being asked to vote on whether or not to adjourn the Annual Meeting, if necessary or appropriate, in the view of the Board of Directors, to solicit additional votes in favor of Proposals 3, 4 and/or 5 if there are not sufficient votes at the time the Annual Meeting is held to approve any or all of the proposals.

No Appraisal Rights

Under Missouri law and our charter documents, holders of our common stock are not entitled to dissenter’s rights or appraisal rights with respect to the adjournment of the Annual Meeting.

Number of Votes Required and Director Recommendation

The affirmative vote of a majority of those shares present (either in person or by proxy) and entitled to vote at the Annual Meeting is required for the approval of the adjournment of the Annual Meeting. An abstention will have the effect of a vote against this Proposal 6, but a broker non-vote will not affect the outcome of this vote.

Our Board of Directors has concluded that it is in the best interest of the Company and its stockholders to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional votes in favor of Proposals 3, 4 and/or 5 if there are not sufficient votes at the time the Annual Meeting is held to approve any or all of the proposals in order to improve the chances of Proposals 3, 4 and/or 5 being approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE ADJOURNMENT.

MANAGEMENT

The Company’s executive officers are set forth in the table below:

Im
Name	Age	Position
Timothy D. Boyd	63	Chief Executive Officer, President, Chairman of the Board
Stephen J. Mueller	68	Chief Financial Officer, Vice President, Secretary, Director
Richard K. Deutsch	62	Vice President—Business and Real Estate Development, Director

For biographical information about Messrs. Boyd, Mueller, and Deutsch, see “Proposal 1. Election of Directors—Director Nominees” above.

Executive Compensation

Processes and Procedures for Compensation Decisions

The compensation committee of our Board of Directors is tasked with, among other things, setting compensation for our executive officers, including the named executive officers identified below, evaluating and recommending compensation plans and programs to our Board of Directors and awards under those plans, and administering our Incentive Plan. Various members of management and other employees as well as outside advisors are invited from time to time by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in meetings.  The compensation committee has assessed the independence of outside advisors who have counseled the compensation committee and concluded that no conflicts of interest exist that would prevent the advisors from providing independent and objective advice to the compensation committee.

The compensation committee did retain the services of a compensation consultant during fiscal 2016.

The compensation committee has the authority to delegate any of its responsibilities to one or more subcommittees as it deems appropriate.

2016 Summary Compensation Table

As an "emerging growth company," we have opted to comply with the executive compensation rules applicable to "smaller reporting companies," as such term is defined under the Securities Act which require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. The following table sets forth all compensation paid to our named executive officers for the fiscal years ending April 30, 2016 and 2015. Columns otherwise required by SEC rules are omitted where there is no amount to report.

Name and Principal Position	Year	Salary	All Other Compensation(1)	Total
Timothy D. Boyd,	2016	$442,000	$9,443	$451,443
Chief Executive Officer and President	2015	$442,000	$14,707	$465,173
Stephen J. Mueller,	2016	$416,000	$6,823	$422,823
Chief Financial Officer, Vice President and Secretary	2015	$416,000	$6,823	$422,823
Richard K. Deutsch,	2016	$416,000	$—	$416,000
Vice President—Business and Real Estate Development	2015	$416,000	$—	$416,000

(1)All Other Compensation consists of, for Mr. Boyd, the imputed value of group term life insurance premiums paid on his behalf and for Messrs. Boyd and Mueller, also includes an allowance for personal automobile usage for fiscal 2016and 2015.

For fiscal 2016, Messrs. Boyd, Mueller and Deutsch were compensated pursuant to the terms of their employment agreements, as more fully described below. Each of the employment agreements established the officers’ fiscal 2016 and 2015 salaries and provided that no bonus was to be paid to the officers for fiscal 2016 and 2015.

The Named Executive Officers do not have any outstanding restricted stock, stock options or other rights to purchase our securities.

Employment Agreements

Effective June 1, 2014, the Company entered into an Executive Employment Agreement ("Agreement") with each of Messrs. Boyd, Mueller and Deutsch (each, an "Executive"). Pursuant to their respective Agreement, Messrs. Boyd, Mueller and Deutsch are paid the following base salaries, not to be lowered during the term of the Agreement and to be reviewed annually by the Board of Directors: Mr. Boyd—$442,000; Mr. Mueller—$416,000; and Mr. Deutsch—$416,000.

Each Agreement provides that the Executive shall be eligible to participate in any incentive, equity or other compensation plans that the Company may implement relative to executive officers and to receive cash, equity or other awards as the Board of Directors deems appropriate, in its discretion. Furthermore each Executive shall be eligible to participate in other benefit plans and receive perks on the same terms as other senior executives of the Company. The Company will provide each Executive with a travel and entertainment budget that is reasonable in light of his position and responsibility and reimburse the Executive for such expenses upon receipt of appropriate documentation.

The term of each Agreement is three years and shall be automatically renewed for successive one-year periods unless, no later than 60 days before the expiration of the term, either party gives the other written notice of non-renewal.

Each Agreement provides that the Company or Executive may terminate the agreement with or without cause and with or without good reason, respectively. Additionally, each Agreement contains termination rights in the event of the Executive's death or disability. Please see "Payments upon Termination or a Change in Control" for further information regarding termination rights and payments due to the Executive upon termination or a change in control.

Each Agreement contains non-competition and non-solicitation provisions that endure for a period of two years following the Executive's termination of employment with the Company. The Company will indemnify the Executive in connection with legal proceedings against the Executive in his capacity as a director, officer or employee of the Company to the fullest extent permitted by the Company's amended and restated articles of incorporation and By-laws.

Tax Considerations

In the past, we have not taken into consideration the tax consequences to employees and the Company when considering types and levels of awards and other compensation granted to executives and directors; however, we anticipate that the compensation committee will consider these tax implications when determining executive compensation in the future.

Compensation Recoupment Policy

Our Board of Directors recently adopted a compensation recoupment policy that applies to the Company's current and former executive officers. The policy provides that in the event the Company is required to prepare an accounting restatement due to the material non-compliance of the Company with any financial reporting requirement under the laws and regulations of the SEC, the Company will recover from any current or former executive officer who received cash bonuses, equity awards or other incentive-based compensation during the three-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, the excess paid to the executive officer due to the erroneous data.

Payments upon Termination or a Change in Control

Each of the Agreements governing the compensation of Messrs. Boyd, Mueller and Deutsch contain provisions providing for the payments due to the Executives upon termination or a change in control.

The Company may terminate each Agreement at any time for cause, which is defined as: (i) any conduct related to the Company involving gross negligence, gross mismanagement, or the unauthorized disclosure of confidential information or trade secrets; (ii) dishonesty or a violation of the Company's Code of Conduct and Business Ethics that has resulted or reasonably could be expected to result in, a detrimental impact on the reputation, goodwill or business position of the Company; (iii) gross obstruction of business operations or illegal or disreputable conduct by Executive that impairs or reasonably could be expected to impair the reputation, goodwill or business position of the Company, and any acts that violate any policy of the Company relating to discrimination or harassment; (iv) commission of a felony or a crime involving moral turpitude or the entrance of a plea of guilty or nolo contedere to a felony or a crime involving moral turpitude; or (v) any action involving a material breach of the terms of the Agreement, including material inattention to or material neglect of duties that Executive shall not have remedied within 30 days after receiving written notice from the Board of Directors specifying the details thereof.

In the event of a termination for cause, Executive shall be entitled to receive only Executive's then-current base salary through the date of such termination. Further, in the event of such a termination for cause, Executive shall not be entitled to receive any bonus payment for the year of termination or subsequent years under any plan in which Executive is then participating or any unvested shares or portion of any equity grant not yet vested made under any equity compensation plan of the Company ("Unvested Equity Grants").

The Company may also terminate each Agreement at any time without cause, as defined above. In the event of such termination without cause, Executive shall be entitled to receive Executive's then-current base salary through the effective date of such termination. Upon execution of a mutual release, Executive shall also be entitled to (i) if entitled to receive a bonus, a pro-rated bonus for the portion of the Company's fiscal year through the effective date of such termination, which prorated bonus shall, if applicable, be based on applying the level of achievement of the performance to Executive's target bonus for the year of such termination, payable in a lump sum at the same time as bonuses are paid to the Company's senior executives generally (the "Pro-Rated Bonus"); and (ii) 24 months of Executive's then-current base salary, payable in a lump sum. In addition, provided that both parties have signed a mutual release, all Unvested Equity Grants, if any, shall automatically become fully vested upon termination.

Under each Agreement, Executive may terminate the Agreement at any time for good reason, which means (i) the Company has breached its obligations under the Agreement in any material respect; (ii) the Company has decreased Executive's then-current base salary; and/or (iii) the Company has effected a material diminution in Executive's reporting responsibilities, authority, or duties as in effect immediately prior to such change; provided, however, that Executive shall not have the right to terminate the Agreement for good reason unless: (A) Executive has provided written notice to the Company of Executive's intent to terminate the Agreement under this provision and identify the specific condition Executive believes to constitute good reason; (B) the Company has been given at least 30 days after receiving such notice to cure such condition; and (C) the Company fails to reasonably cure the condition. In such event, provided that Executive and the Company have executed a mutual release, Executive shall be entitled to receive (i) Executive's then-current base salary through the effective date of such termination; (ii) if entitled to receive a bonus; a Pro-Rated Bonus; and (iii) 24 months of Executive's then-current base salary, payable in a lump sum. In addition, provided that the mutual release has been executed, all Unvested Equity Grants, if any, shall automatically become fully vested upon termination.

Executive may also terminate the Agreement at any time without good reason by giving the Company at least sixty 60 days' prior written notice. In such event, Executive shall be entitled to receive only Executive's then-current base salary through the date of termination.

In the event that Executive becomes totally and permanently disabled, the Company shall have the right to terminate the Agreement upon written notice to Executive. In the event of such termination due to disability, Executive shall be entitled to receive Executive's then-current base salary through the date of such termination. Additionally, upon execution of a mutual release, Executive shall be entitled to (i) if entitled to receive a bonus, a Pro-Rated Bonus; and (ii) Executive's then-current base salary, net of short-term disability payments remitted to Executive by the Company pursuant to the Company's short-term disability plan, through the earlier of (A) the scheduled expiration date of the Agreement (but in no event less than 12 months from the date of disability) or (B) the date on which Executive's long-term disability insurance payments commence. In addition, all Unvested Equity Grants, if any, shall automatically become fully vested upon termination.

The Agreement shall automatically terminate upon the death of Executive. In such event, Executive's personal representative shall be entitled to receive Executive's then-current base salary through such date of termination. Upon execution of a mutual release between the Company and Executive's personal representative, Executive's personal representative shall be entitled to a Pro-Rated Bonus, if entitled to receive a bonus. In addition, all Unvested Equity Grants, if any, shall automatically become fully vested upon termination.

Upon Executive's termination without cause or for good reason, the Company agrees to pay Executive, in a lump sum, one year's COBRA premiums for continuation of health and dental coverage in existence at the time of such termination.

In the event of a termination of Executive's employment by the Company without cause or notice by the Company of non-renewal of the Agreement, all within 365 days of a consummation of a change in control of the Company and provided that Executive and the Company execute a mutual release, Executive shall be entitled to receive (i) Executive's then-current base salary through the effective date of such termination or non-renewal; (ii) if entitled to receive a bonus, a Pro-Rated Bonus; (iii) a lump sum payment equal to 24 months of Executive's then-current base salary plus an amount equal to the cash bonus paid to Executive in the prior calendar year, if any; and (iv) full vesting of all Unvested Equity Grants, if any.

A change in control shall mean an event or series of events by which: (A) any person or group becomes the beneficial owner, directly or indirectly, of 35% or more of the equity securities of the Company entitled to vote for members of the Board of Directors or equivalent governing body of the Company on a fully-diluted basis; or (B) during any period of 24 consecutive months, a majority of the members of the Board of Directors or other equivalent governing body of the Company cease to be composed of individuals (1) who were members of that Board of Directors or equivalent governing body on the first day of such period; (2) whose election or nomination to that Board of Directors or equivalent governing body was approved by individuals referred to in clause (1) above constituting, at the time of such election or nomination, at least a majority of that Board of Directors or equivalent governing body; or (3) whose election or nomination to that Board of Directors or other equivalent governing body was approved by individuals referred to in clauses (1) and (2) above constituting, at the time of such election or nomination, at least a majority of that Board of Directors or equivalent governing body (excluding, in the case of both clause (2) and clause (3), any individual whose initial nomination for, or assumption of office as, a member of that Board of Directors or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the Board of Directors); or (C) any person or two or more persons acting in concert shall have acquired, by contract or otherwise, control over the equity securities of the Company entitled to vote for members of the Board of Directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right) representing 51% or more of the combined voting power of such securities; or (D) the Company sells or transfers (other than by mortgage or pledge) all or substantially all of its properties and assets to, another person or group.

Incentive Plan

Our Board of Directors and stockholders adopted our Incentive Plan, which became effective concurrently with the consummation of our initial public offering.

We have reserved and registered a total of 559,296 shares of our common stock for issuance pursuant to the Incentive Plan. As of the date of this Proxy Statement, 29,169 shares of RSUs have been issued to directors and are fully vested and 19,515 shares have been issued but are not yet vested.  Which leaves 510,612 shares available for issuance under the Incentive Plan. Appropriate adjustments will be made in the number of shares authorized for issuance under the Incentive Plan in the event of a stock split or other change in our capital structure. Shares subject to awards granted under the Incentive Plan which expire or are forfeited, cancelled, exchanged or surrendered, or which expire will again become available for issuance under the Incentive Plan. Shares exchanged as payment in connection with options or stock appreciation rights ("SARs") and shares exchange or withheld to satisfy tax withholding obligations shall not be again be available for issuance under the Incentive Plan. In addition, (i) to the extent an award denominated in shares of common stock is paid or settled in cash, the number of shares of common stock with respect to which such payment or settlement is made shall again be available for issuance under the Incentive Plan; and (ii) shares of common stock underlying awards that can only be settled in cash shall not reduce the number of shares available for issuance under the Incentive Plan.  We may grant Incentive Plan awards to our officers, employees, directors, independent contractors and consultants. Participants will be eligible to receive options, SARs, restricted stock, restricted stock units ("RSUs"), other stock-based awards, stock bonuses and cash awards, provided that we may grant incentive stock options only to employees.

The Incentive Plan will be generally administered by the compensation committee of our Board of Directors. Subject to the provisions of the Incentive Plan, the compensation committee has the discretion to determine the persons to whom and the times at which awards are granted, the sizes of such awards and all of their terms and conditions. The compensation committee will have the authority to construe and interpret the terms of the Incentive Plan and awards granted under it.

All awards will be evidenced by a written agreement between us and the holder of the award and may include any of the following:

•

Options.  We may grant nonstatutory stock options or incentive stock options, each of which gives its holder the right, during a specified term (not exceeding 10 years) and subject to any specified vesting or other conditions, to purchase a number of shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant, or in the case of incentive stock options, an exercise price no less than 110% of the fair market value of our common stock on the date of grant.

•

SARs.  A SAR gives its holder the right, during a specified term (not exceeding 10 years) and subject to any specified vesting or other conditions, to receive the appreciation in the fair market value of our common stock between the date of grant of the award and the date of its exercise. We may pay the appreciation in shares of our common stock or in cash, or a combination of common stock or cash.

•

Restricted stock.  The compensation committee may grant restricted stock awards either as a bonus or as a purchase right at such price as it determines. Shares of restricted stock remain subject to forfeiture until vested, based on such terms and conditions as the compensation committee specifies. Holders of restricted stock will have the right to vote the shares and to receive any dividends paid, except that the dividends may be subject to the same vesting conditions as the related shares.

•

RSUs.  RSUs represent rights to receive shares of our common stock (or their value in cash) at a future date without payment of a purchase price, subject to vesting or other conditions specified by the compensation committee. Holders of RSUs have no voting rights or rights to receive cash dividends unless and until shares of common stock are issued in settlement of such awards. However, the compensation committee may grant RSUs that entitle their holders to dividend equivalent rights.

•

Other stock-based awards, cash-based awards and stock bonuses.  The compensation committee may grant other stock-based awards, stock bonuses or other cash-based awards that are subject to vesting or other conditions specified by the compensation committee. Settlement of other stock-based awards may be in cash or shares of our common stock, as determined by the compensation committee. The compensation committee may grant dividend equivalent rights with respect to other stock-based awards.

In the event a change in control as described in the Incentive Plan occurs and a participant's employment is terminated within 12 months following the change in control, then (i) any unvested or unexercisable portion of any award carrying a right to exercise shall become fully vested and exercisable; and (ii) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an award shall lapse, such awards shall be deemed fully vested, and any performance conditions imposed with respect to such awards shall be deemed to be fully achieved.

The Incentive Plan will continue in effect until it is terminated by the Board of Directors, provided, however, that all awards will be granted, if at all, within 10 years of its effective date. The Board of Directors may amend, alter or terminate the Incentive Plan, provided that without stockholder approval, the Incentive Plan cannot be amended to effect any other change that would require stockholder approval under any applicable law or listing rule.

PRINCIPAL STOCKHOLDERS

The following table sets forth as of August 1, 2016 certain information with respect to the beneficial ownership of the Company’s common stock by (i) each of the named executive officers and directors; (ii) all executive officers and directors as a group; and (iii) each person known by the Company to beneficially own more than 5% of the Company’s common stock based on certain filings made under Section 13 of the Exchange Act. All such information provided by the stockholders who are not executive officers or directors reflects their beneficial ownership as of the dates specified in the relevant footnotes to the table. The percent of shares beneficially owned is based on 13,982,400 shares of common stock issued and outstanding as of August 1, 2016.  Unless otherwise noted, these persons, to our knowledge, have sole voting and investment power over the shares listed, and the principal address for the stockholders is c/o Peak Resorts, Inc., 17409 Hidden Valley Drive, Wildwood, Missouri 63025.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class Beneficially Owned
Greater than 5% Stockholders:
CAP 1 LLC and related persons (1) 14000 Quail Springs Parkway, Suite 2200 Oklahoma City, Oklahoma 73134	1,347,408	9.64%
Forward Management, LLC and related entity (2) 101 California Street, 16th Floor, San Francisco, California 94111	1,252,571	8.96%
American Financial Group, Inc. (3) Great American Insurance Tower, 301 East Fourth Street, Cincinnati, Ohio 45202	1,245,986	8.91%
Wells Fargo & Company and related entities (4) Montgomery Street, San Francisco, California 94163	795,390	5.69%
Executive Officers and Directors:
Timothy D. Boyd (5)	1,274,300	9.11%
Stephen J. Mueller (6)	489,100	3.50%
Richard K. Deutsch (7)	483,400	3.46%
Stanley W. Hansen	9,723	*
Carl E. Kraus	14,771	*
Christopher S. O'Connor	15,210	*
David W. Braswell	—	—
All named directors and executive officers as a group (7 persons)	2,286,504	16.35%

*Less than 1.0%.

(1)Based on a Schedule 13G/A filed jointly by CAP 1 LLC, Richard S. Sackler, M.D. and the Richard and Beth Sackler Foundation, Inc. on February 12, 2016. CAP 1 LLC is a Delaware limited liability company wholly owned by Richard S. Sackler, M.D. and Jonathan D. Sackler, as Trustees of the 1974 Irrevocable Trust A FBO BS and RSS.  The beneficiaries of the 1974 Irrevocable Trust A FBO BS and RSS are Beverly Sackler, Richard S. Sackler, M.D. and the issue of Richard S. Sackler, M.D. CAP 1 LLC reported sole voting and dispositive power over 1,218,613 shares of common stock. Richard S. Sackler, M.D. reported sole voting and dispositive power over 102,595 shares of common stock. The Richard and Beth Sackler Foundation, Inc. reported sole voting and dispositive power over 26,200 shares of common stock.

(2)Based on a Schedule 13G/A filed jointly by Forward Management, LLC, an investment adviser, and Forward Select Income Fund on April 22, 2016 reporting consolidated beneficial ownership of 1,252,571 shares of the Company’s common stock. Forward Management, LLC reported sole voting and dispositive power over 1,252,571 shares of common stock.  Forward Select Income Fund reported sole voting and dispositive power over 1,182,571 shares of common stock.

(3)Based on a Schedule 13G/A filed by the reporting person on January 22, 2016.

(4)Based on a Schedule 13G/A filed by the reporting person on January 27, 2016 on its behalf and on behalf of its subsidiaries, Wells Capital Management Incorporated, Wells Fargo Advisors, LLC and Wells Fargo Funds Management, LLC reporting consolidated beneficial ownership of 795,390 shares of the Company’s common stock. Wells Fargo & Company reported shared voting and dispositive power over 795,390 shares of common stock. Wells Capital Management Incorporated reported shared voting power over 190,790 shares of common stock and shared dispositive power over 794,690 shares of common stock.

(5)Includes 750,000 shares held by Mr. Boyd as Trustee of the Timothy D. Boyd Revocable Trust, dated August 27, 1996. This amount also includes 221,900 shares held by Mr. Boyd's wife, Melissa K. Boyd, as Trustee of the Timothy D. Boyd 2011 Family Trust u/a, dated January 28, 2011, and 302,400 shares held by Ms. Boyd as Trustee of the Melissa K. Boyd Revocable Trust, dated August 27, 1996. Ms. Boyd has sole voting and investment power as Trustee.

(6)Represents 489,100 shares held by Mr. Mueller and Beth R. Mueller, Trustees of the Stephen J. Mueller Revocable Living Trust U/S dated October 5, 2012, as amended.

(7)Includes 50,000 shares pledged as security for a loan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our outstanding common stock, to file reports of beneficial ownership and changes in beneficial ownership with the SEC.  Our directors, executive officers and greater-than-10% stockholders are required by SEC rules to furnish us with copies of all Section 16(a) reports that they file.  We file Section 16(a) reports on behalf of our directors and executive officers to report their initial and subsequent changes in beneficial ownership of our common stock.  To our knowledge, based solely on a review of the reports filed on behalf of our directors and executive officers, written representations from these persons that no other reports were required and all Section 16(a) reports provided to us, we believe that during fiscal 2016 our directors, executive officers and holders of more than 10% of our common stock filed the required reports on a timely basis under Section 16(a).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

As provided by the audit committee's charter, the audit committee must review and approve all transactions between the Company and any related person that are required to be disclosed pursuant to Item 404 of Regulation S-K. "Related person" and "transaction" shall have the meanings given to such terms in Item 404 of Regulation S-K, as amended from time to time. In determining whether to approve or ratify a particular transaction, the audit committee will take into account any factors it deems relevant.

In October 2014, the Company entered into a capital lease to finance the construction of the Zip Rider at Attitash. The lease is payable in 60 monthly payments of $38,800, commencing November 2014. The Company has a $1.00 purchase option at the end of the lease term. Messrs. Boyd, Mueller and Deutsch personally guaranteed the lease.

David W. Braswell, a director of the Company, is a partner at Armstrong Teasdale, which is a law firm that provided legal services to the Company in 2016 and is expected to provide legal services to the Company in the future. Since Mr. Braswell became a director in 2016, the aggregate fees and expenses paid to Armstrong Teasdale were approximately  $268,000; however, since his appointment as a director, none of the legal services provided to the Company were directly provided by Mr. Braswell, and none of Mr. Braswell’s compensation at Armstrong Teasdale is directly attributable to legal fees paid by the Company.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. We make available free of charge on or through our website, www.peakresorts.com, these materials as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. These materials can also be accessed free of charge via the SEC’s website, www.sec.gov.

We will provide, without charge, on the written request of any stockholder, a copy of our Annual Report, including the financial statements filed as part of the Annual Report. Requests should be directed to our Secretary at Peak Resorts, Inc., 17409 Hidden Valley Drive, Wildwood, Missouri 63025.

DOCUMENTS INCORPORATED BY REFERENCE

As permitted by Item 13(b) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are “incorporating by reference” into this proxy statement specific documents that we filed with the

SEC, which means that we may disclose important information to you by referring you to those documents that are considered part of this proxy statement. Information that we file subsequently with the SEC will automatically update and supersede this information.

We incorporate by reference into this proxy statement the following documents filed with the SEC (Commission File No. 001-35363), and any future documents that we file with the SEC prior to our Annual Meeting, excluding any reports or portions thereof that have been “furnished” but not “filed” for purposes of the Exchange Act):

Our Annual Report on Form 10-K for the year ended April 30, 2016, as amended;

Our Current Report on Form 8-K filed August 23, 2016; and

[Our Quarterly Report on Form 10-Q for the quarter ended July 31, 2016] [To be filed after the preliminary proxy statement.].

This proxy statement or information incorporated by reference herein, contains summaries of certain agreements that we have filed as exhibits to various SEC filings, as well as certain agreements that we entered into in connection with the transactions discussed in this proxy statement. The descriptions of these agreements contained in this proxy statement or information incorporated by reference herein do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements. Copies of the definitive agreements will be made available without charge to you by making a written or oral request to us.

Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this proxy statement.

We will provide to each person, including any beneficial owner, to whom a proxy statement is delivered, upon written or oral request and without charge, a copy of the documents referred to above that we have incorporated by reference. You can request copies of such documents if you call or write us at the following address or telephone number:

Peak Resorts, Inc.

Stephen J. Mueller

Vice President, Chief Financial Officer and Corporate Secretary

17409 Hidden Valley Drive

Wildwood, MO 63025

Tel:  (636) 938-7474

OTHER MATTERS

At the date of this Proxy Statement, the Board of Directors has no knowledge of any business other than that described herein which will be presented for consideration at the Annual Meeting.  In the event any other business is presented at the Annual Meeting, the persons named in the enclosed proxy will vote such proxy thereon in accordance with their judgment in the best interests of the Company.

By order of the Board of Directors,

Stephen J. Mueller

Vice President,

Chief Financial Officer and

Corporate Secretary

September __,  2016

ANNEX A

TEXT OF AMENDMENTS TO ARTICLES OF INCORPORATION

1.If Proposal 3 is approved by the stockholders, but Proposal 4 is not approved by the stockholders, the amendment to the Articles of Incorporation will be as follows:

Article Three is hereby deleted in their entirety, and the following are hereby inserted in lieu thereof:

ARTICLE THREE

 The aggregate number, class and par value of shares which the Corporation shall have authority to issue is Forty Million (40,000,000) shares of Common Stock, all of which shall have a par value of One Cent ($0.01) per share.

2.If Proposal 3 is not approved by the stockholders, but Proposal 4 is approved by the stockholders, the amendment to the Articles of Incorporation will be as follows:

Article Three and Article Four are hereby deleted in their entirety, and the following are hereby inserted in lieu thereof:

ARTICLE THREE

The aggregate number, class and par value of shares which the Corporation shall have authority to issue is:  (a) Twenty Million (20,000,000) shares of Common Stock, all of which shall have a par value of One Cent ($0.01) per share and (b) Forty Thousand (40,000) shares of Preferred Stock, all of which shall have a par value of One Cent ($0.01) per share.

ARTICLE FOUR

 The preferences, qualifications, limitations, restrictions, and the special or relative rights, including convertible rights, if any, in respect of the shares of each class are as follows:

 1. Except to the extent granted to any holder of Common Stock or Preferred Stock pursuant to a written agreement between the Corporation and such holder, no holder of Common Stock or Preferred Stock shall be entitled to preemption or subscription rights with respect to the Common Stock or Preferred Stock.

 2. All cumulative voting rights are hereby denied, so that the Common Stock and the Preferred Stock of the Corporation shall not carry with it and no holder or owner of any share or shares of the Common Stock or Preferred Stock shall have any right to cumulative voting in the election of directors or for any other purpose.

 3. Subject to any other provisions of these Articles of Incorporation and/or any Certificate of Designation with respect to the Preferred Stock, as each may be amended from time to time, holders of shares of Common Stock and Preferred Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation when, as, and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

 4. Subject to any provisions of any Certificate of Designation with respect to the Preferred Stock, in the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors, in proportion to the number of shares held by them, respectively.

 5. In the event of a merger or consolidation of the Corporation with or into another entity (whether or not the Corporation is the surviving entity), the holders of each share of Common Stock shall be entitled to receive the same per share consideration on a per share basis.

6.The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

3.If Proposal 3 and Proposal 4 are approved by the stockholders, the amendment to the Articles of Incorporation will be as follows:

Article Three and Article Four are hereby deleted in their entirety, and the following are hereby inserted in lieu thereof:

ARTICLE THREE

 The aggregate number, class and par value of shares which the Corporation shall have authority to issue is:  (a) Forty Million (40,000,000) shares of Common Stock, all of which shall have a par value of One Cent ($0.01) per share and (b) Forty Thousand (40,000) shares of Preferred Stock, all of which shall have a par value of One Cent ($0.01) per share.

ARTICLE FOUR

 The preferences, qualifications, limitations, restrictions, and the special or relative rights, including convertible rights, if any, in respect of the shares of each class are as follows:

 1. Except to the extent granted to any holder of Common Stock or Preferred Stock pursuant to a written agreement between the Corporation and such holder, no holder of Common Stock or Preferred Stock shall be entitled to preemption or subscription rights with respect to the Common Stock or Preferred Stock.

 2. All cumulative voting rights are hereby denied, so that the Common Stock and the Preferred Stock of the Corporation shall not carry with it and no holder or owner of any share or shares of the Common Stock or Preferred Stock shall have any right to cumulative voting in the election of directors or for any other purpose.

 3. Subject to any other provisions of these Articles of Incorporation and/or any Certificate of Designation with respect to the Preferred Stock, as each may be amended from time to time, holders of shares of Common Stock and Preferred Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation when, as, and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

 4. Subject to any provisions of any Certificate of Designation with respect to the Preferred Stock, in the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors, in proportion to the number of shares held by them, respectively.

 5. In the event of a merger or consolidation of the Corporation with or into another entity (whether or not the Corporation is the surviving entity), the holders of each share of Common Stock shall be entitled to receive the same per share consideration on a per share basis.

6.The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

From St. Louis: (30 miles)

Take Interstate 44 West to US Highway 109 at Eureka, Missouri. Head North on Highway 109 for about 2.5 miles until you reach Alt Road. Turn left onto Alt Road and travel for approximately 1 mile. Turn North at the first right which will be Hidden Valley Drive. Keep to the right until you arrive at Hidden Valley Resort.

From Chicago: (230 miles)
Travel South on Interstate 55 until you reach St. Louis. After you have crossed over the Mississippi River into St. Louis take Interstate 44 West. Then follow the directions for St. Louis.

From Indianapolis: (230 miles)
Take Interstate 70 West until you come to St. Louis. After crossing the bridge over the Mississippi River into St. Louis take Interstate 44 West. Then follow the directions for St. Louis.

From Louisville: (235 miles)
Take Interstate 64 West to St. Louis. Once you cross over the Mississippi River take Interstate 44 West. When you are on Interstate 44 West follow the instructions for St. Louis.

From Nashville: (285 miles)
Travel West on Interstate 24 until it intersects with Interstate 57 in Southern Illinois. Take Interstate 57 North to the Westbound junction of Interstate 64. Go West on Interstate 64 until you cross the bridge over the Mississippi River and you are in St. Louis, Missouri. Get on Interstate 44 headed West and then follow the directions for St. Louis.

From Memphis: (235 miles)
Travel North on Interstate 55 to St. Louis. When you reach St. Louis take Interstate 270 West/North until you come to Interstate 44. Get on Interstate 44 headed West and then follow the directions for St. Louis.

From Little Rock: (350 miles)
Drive East on Interstate 40 to Memphis. Once in Memphis take Interstate 55 North. When you reach St. Louis take Interstate 270 West/North until you come to Interstate 44. Take Interstate 44 West and follow the directions for St. Louis.

From Springfield, MO: (190 miles)
Travel East on Interstate 44 until you almost reach St. Louis. Take the US Highway 109 exit at Eureka, Missouri and head North. Then follow the directions given for St. Louis.

From Kansas City: (230 miles)
Go East on Interstate 70 to St. Louis. When you reach St. Louis take Interstate 270 South/West until you come to Interstate 44. Get on Interstate 44 headed West and then follow the directions for St. Louis.

PEAK RESORTS

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Eastern Daylight Time, on October 23, 2016.

Vote by Internet

- Go to **www.investorvote.com/skis**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 - 6.

1. Election of Directors:

Nominee	For	Withhold
01 - Timothy D Boyd	☐	☐
02 - Stephen J Mueller	☐	☐
03 - Richard K Deutsch	☐	☐
04 - Stanley W Hansen	☐	☐
05 - Carl E Kraus	☐	☐
06 - Christopher S O'Connor	☐	☐
07 - David W. Braswell	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

1 U P X

02FFJA

The Notice and Proxy Statement and 2016 Annual Report on Form 10-K are available at http://ir.peakresorts.com.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Peak Resorts, Inc.

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Notice of 2016 Annual Meeting of Stockholders

17409 Hidden Valley Dr, Wildwood, Missouri 63025
Proxy Solicited by Board of Directors for Annual Meeting — October 24, 2016

Timothy D. Boyd and Stephen J. Mueller, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Peak Resorts, Inc. to be held on October 24, 2016 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposals 2 - 6.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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